Exhibit 10.21

[*]	indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.

Prepared by:	TVA TRACT NO. XENC-3L

/s/ Janice K. Pulver
Janice K. Pulver, Attorney Tennessee Valley Authority 1101 Market Street, CST 7D Chattanooga, Tennessee 37402-2801 (423) 751-2096

ILLINOIS COAL LEASE

THIS LEASE, effective the 1st day of July, 2002, between the UNITED STATES OF AMERICA (sometimes hereinafter referred to as the “Lessor”), acting herein by and through its legal agent, the Tennessee Valley Authority (hereinafter referred to as “TVA”), a corporation created and existing under an Act of Congress, known as the Tennessee Valley Authority Act of 1933, as amended, and ILLINOIS FUEL COMPANY, LLC, a Kentucky limited liability company (hereinafter referred to as “Lessee”);

W I T N E S S E T H:

WHEREAS the Board of Directors of TVA has approved the leasing of the No. 5 and No. 6 seams of coal underlying the land described in Exhibit A and shown on Exhibit B, both of which are attached hereto and made a part hereof, and rights appurtenant thereto, said coal land being further identified in TVA’s land records as Tract No. XENC-3L; and

WHEREAS TVA advertised said TVA Tract No. XENC-3L for sale at public auction; and

WHEREAS pursuant to said advertisement said lease was offered for sale at public auction on the 16th day of May, 2002, at 10:00 a.m., CDT, at the Franklin County Courthouse, in Benton, Illinois, and the terms of said sale having been cried for a reasonable time, said lease of said TVA tract was finally sold to the Lessee, its bid being the highest and best bid made at said sale.

NOW, THEREFORE, in consideration of the premises and other provisions recited herein, Lessor does hereby lease the No. 5 and No. 6 seams of coal underlying approximately 58,235.12 acres of land located in Jefferson, Hamilton and Franklin Counties, Illinois, specifically described in said Exhibit A and shown on said Exhibit B, and any of the No. 5 and 6 seams of coal underlying any adjoining land in which Lessor may have an interest by reason of uncertain boundaries, adverse possession, unrecorded deeds or otherwise, and rights appurtenant thereto.

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TVA TRACT NO. XENC-3L

The coal rights hereby leased were acquired by the United States of America by virtue of the deeds referenced in said Exhibit C (hereinafter collectively referred to as the “Acquisition Deeds”), a copy of which is attached hereto and made a part hereof.

It is understood that this lease is granted subject to facts which would be disclosed by an accurate survey of the premises and to such defects in title as may be disclosed upon an examination thereof.

It is understood and agreed that this lease is subject to all the terms and conditions which were included in or incorporated by reference in Lessors Acquisition Deeds referred to above and that this lease grants the right to remove said seams of coal underlying the land described in said Exhibit A and shown on said Exhibit B, subject to any restrictions In the Acquisition Deeds whether included therein or incorporated by reference or by law, and to the following express conditions:

1.	Rights Granted

Lessor grants the right to mine and remove the No. 5 and No. 6 seams of coal by underground mining methods only. Lessee agrees to conduct all mining activities in a manner that will avoid damage to the remaining coal resources as can be avoided by an ordinary prudent and practical operator. In addition, to the extent Lessor has such rights under its Acquisition Deeds or at law, Lessor grants to Lessee the nonexclusive right to use and to acquire the surface lands overlying the leased area and any adjoining land in which Lessor may have an interest by reason of uncertain boundaries, adverse possession, unrecorded deeds or otherwise as provided in said Acquisition Deeds.

This lease does not convey and Lessor hereby specifically reserves any and all interest it may have in and to the coalbed methane; provided, however, Lessee may release coalbed methane incident to the rights conveyed hereunder where it is necessary and reasonable to do so for the purposes of ventilation or safety.

2.	Mining Permit Application, General Mining Plans and Maps

At the time Lessee applies to the Illinois Office of Mines and Minerals for a mining permit, Lessee shall provide TVA a copy of all documents and maps submitted in conjunction therewith.

Furthermore, Lessee shall develop and work its operations in accordance with a general mining plan which may be revised from time to time by mutual agreement. Lessee shall not Initiate or conduct any activities under a proposed general mining plan or any proposed revisions thereto prior to receiving TVA’s written approval which shall not be unreasonably withheld. Any general mining plan or proposed revisions will be reviewed by TVA in a timely manner. Unless Lessee receives written disapproval of the general mining plan or any revision thereto within twenty-eight (28) days, in the case of the initial plan, or fourteen (14) days, in the case of any revisions, of submittal to TVA, the plan or revisions shall be deemed to be approved.

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If a general mining plan that meets TVA’s approval is not submitted within eighteen (18) months from the effective date hereof, then this agreement shall terminate at such time unless extended by TVA in writing. In the event of a termination for failure to timely submit an acceptable plan, TVA shall retain all lease payments previously made, and Lessee shall be obligated to make lease payments pursuant to section 3 of this agreement only for the period prior to termination, with payments for any partial royalty period (as defined in section 3 hereof) being calculated proportionately to the fraction of such royalty period. The preceding sentence applies only in the case of the initial plan. Notwithstanding the foregoing, if Lessee notifies TVA in writing within sixteen (16) months from the effective date hereof that it does not intend to submit a mining plan, TVA shall not have the option to extend this agreement beyond eighteen (18) months from the effective date hereof.

The general mining plan shall provide for maximum recovery of all coal that the Lessee as an ordinary prudent and practical operator can mine and sell at a reasonable profit as determined by industry standards (hereinafter the “minable and recoverable coal”).

Lessee shall conduct its mining operations thereunder in an efficient and workmanlike manner, in accordance with approved mining methods and practices in the vicinity, in accordance with the laws and regulations governing such operations, and in such manner as to recover the maximum amount of minable and recoverable coal and to prevent unnecessary harm to the remaining coal resources and coal reserves which are not mined by the Lessee.

Royalty will be paid on each ton of minable and recoverable coal lost where such loss is the result of the Lessee independently deviating from the currently approved general mining plan or of Lessee’s breach of any other obligations under this lease. Royalty will be due upon the discovery of such loss and the royalty will be calculated and paid in accordance with section 4 hereof.

Lessee shall keep mine maps as required by the State of Illinois and the U.S. Department of Interior.

True copies of mine production maps shall be delivered to TVA not later than the 15th day of the month following each royalty period and accurately reflect the mining conducted the previous royalty period and projected mining for the current royalty period.

Lessee shall provide for TVA’s review and approval a copy of any proposed mining and reclamation plan, showing all anticipated surface disturbance, at the time such plan is submitted to the appropriate regulatory authorities. Lessee may conduct only such operations hereunder as are in accordance with such an approved plan.

Notwithstanding anything herein to the contrary, Lessee shall not commence any mining activity pursuant to a mining plan or revisions thereto until satisfactory completion of all environmental and cultural resource reviews by TVA required for compliance with all applicable laws and regulations. Based on the results of such reviews, TVA may require the revision of any mining plan or revision theretofore approved or deemed approved; provided further, if such revisions require Lessee to undertake measures in excess of those required by law or regulation, TVA shall bear the cost of such measures. On the basis of such reviews, TVA may prohibit mining on a portion of, or all of, the leasehold. In the event such a prohibition precludes mining or further mining of the leasehold at a reasonable profit, this lease shall terminate. If such a termination occurs before commencement of mining under the initial general mining plan, TVA shall return to the Lessee all lease payments and any minimum royalty payments previously made. In case of a partial or total prohibition, after commencement of mining, an equitable adjustment shall be made in payments previously made (or thereafter otherwise payable If only a partial prohibition) based on the ratio of the minable and recoverable coal which TVA permits to be mined to the total amount of minable and recoverable coal otherwise minable and recoverable as of the effective date of this lease.

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TVA TRACT NO. XENC-3L

3.	Lease Payment and Minimum Royalty

Upon execution of this lease, Lessee shall pay TVA the amount of [*]. Beginning with the first royalty period, Lessee shall pay TVA as a lease payment the sum of [*] per year [*], one-fourth (1/4) of which shall be paid each and every royalty period1 until that royalty period in which production begins, payment of which shall be made on or before the 25th day after the end of each royalty period, the first being due July 25th, 2002.

Beginning with the twenty-first (21st) royalty period or the royalty period in which production begins, whichever occurs first, in the event sufficient tonnage is not mined and removed to provide a minimum royalty payment of [*] per year [*], one-fourth (1/4) of which shall be paid each and every royalty period, Lessee shall pay to TVA, in addition to any production royalty payment under section 4, the difference by which the minimum royalty payment due exceeds any production royalty amount due for such period.

When production royalty payments for royalty period exceed the minimum royalty payment due, that amount in excess will be considered a carryover credit toward meeting the minimum requirement for the succeeding royalty period or periods.

Lease payments paid to TVA pursuant to the first paragraph of this section 3 for the first twenty (20) royalty periods shall be credited against any production royalty payments thereafter payable. Beginning with the twenty-first (21st) royalty period, any minimum payments made pursuant to the second paragraph of this section 3 shall be credited against any production royalty payments payable for the next four (4) royalty periods.

Payment of any minimum royalty due shall be made on or before the 25th day of the month following each royalty period.

[1]

A royalty period is (with the exception of the first royalty period) three calendar months ending March 31, June 30, September 30, or December 31. The first royalty period may be less than three calendar months, commencing on the effective date hereof and ending on the next following of the above dates.

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TVA TRACT NO. XENC-3L

4.	Production Royalty

Lessee shall pay to TVA a basic tonnage royalty of [*}2, whichever is the greater amount, on each ton of 2,000 pounds on all coal mined and removed by Lessee from the leased premises.

Lessee agrees that TVA may, under the following situations, elect to disregard the gross selling price used by Lessee in calculating royalty and substitute reasonable gross selling price based on prevailing market data for coal of similar quality:

A.	When in TVA’s reasonable judgment purchaser is not a bona fide purchaser; or

B.	When the blending of coal from the leased premises with coal of lower quality from other sources has an adverse effect on the ultimate sale price.

Production royalty shall be paid on each raw, run-of-mine ton of coal mined and removed from the leased premises; provided, however, if cleaning shall be necessary to render the coal merchantable, royalty will be paid on each clean ton, except in circumstances governed by section 6 hereof.

Production royalty payments shall be made on or before the 25th day of the month following actual production.

5.	Recordkeeping

Lessee shall keep accurate records and accounts, by such methods and in such forms as are acceptable to TVA, of the coal mined and removed by Lessee from the leased premises and shall furnish to TVA, on or before making royalty payments, a signed certification, in form satisfactory to TVA, setting forth all information required to compute the proper amount of such payment.

TVA, or its designee, shall have the right to inspect all such records and accounts, and Lessee shall furnish to TVA, upon request, such evidence of the correctness of such records, account, and certificates as TVA may from time to time require including certificates of weigh masters or other representatives of railroads, truckers, or tipples through which coal from the leased premises has been shipped by Lessee. No certification of Lessee shall be deemed conclusive, and TVA shall have the right at any time either before or after shipment, or before or after payment of the royalties, to verify the information set forth in such certification by such methods as TVA may deem appropriate, and any adjustments in royalties shown to be due by such verified information shall be paid within twenty (20) days after written demand by TVA. If, in TVA’s reasonable judgment, the records are inadequate for determining correct royalty due, TVA may

[2]	[*}

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TVA TRACT NO. XENC-3L

terminate this lease in accordance with section 15. TVA shall keep confidential all information, records and accounts Inspected or obtained by virtue of this lease, shall use it or them only for the purpose specified In this lease and shall not disclose it or them to others except as required by law.

6.	Calculated Tonnage

If TVA, in its sole judgment, determines that the amount of coal mined and removed from the leased premises prior to the normal weighing of individual trucks by certified scales is not reasonably able to be determined due to the blending of coal extracted from the leased premises with coal from other sources, as referred to In section 4 hereof, then TVA will calculate the tonnage on which production royalty shall be due by means of accurate seam thickness, pit dimensions, and/or entry measurements supplied by Lessee, and any additional measurements which TVA representatives from time to time may take or obtain. Each cubic yard of coal and/or coal-like material (material in-place with a merchantable heat content) shall be deemed to be equivalent to 1.10 tons of coal. To compensate for losses of coal that normally occur through mining and preparation, Lessee shall be required to pay royalty on only ninety-five percent (95%) of the tonnage calculated under this paragraph when such calculated tonnage is the basis for determining royalty payment.

TVA may from time to time, at its own expense, conduct float-sink tests on sample material taken from portions of the coal seam to determine that portion of a particular one of material which should be included in the calculation of tonnage on which production royalty shall be due. In the event that float-sink tests are performed, any coal or coal-like material which floats at a gravity test of 1.52 shall be included in the calculation of tonnage on which production royalty shall be due. The basic tonnage royalty set forth in section 4 hereof will then be applied to the tonnage calculated in accordance with this section 6 to arrive at the production royalty payments (as used in section 4 hereof).

In taking the measurements provided for in this section 6, Lessee shall clearly mark the stations at which coal thickness measurements are taken, and coal thickness measurements shall be accurate to the nearest one quarter inch. Linear measurements shall be accurate to the nearest one-tenth of afoot and shall be taken as often as required to provide accurate calculations of the mined area. All calculations, tests, and measurements shall be performed using sound principles generally acceptable in the coal industry. If TVA elects to calculate the tonnage under this section 6, it will be taken into account in determining the form of recordkeeping and account keeping acceptable to TVA under section 5; however, all of the provisions contained In section 5, including, without limitation, recordkeeping, certification requirements, and inspection rights, will remain in effect and any measurements or other information provided by the Lessee under this section 6 shall be certified by the Lessee In accordance with said section 5.

7.	Term

This lease shall be for a term of ten (10) years from the effective date hereof or until the minable and recoverable coal in the No. 5 and No. 6 seams of coal is exhausted, whichever occurs first; provided however, that if at the end of the initial ten (10) years Lessee is producing coal from the leased premises, the term shall automatically extend for so long as coal is being produced from the leased premises; provided, further, that If at the end of the initial ten (10) years, or at any time thereafter, coal is not being produced from the leased premises, the term of this lease may be extended at TVA’s sole option.

It Is understood that all or a portion of the land on which the right to mine and appurtenant rights are leased and granted in this lease shall be bonded with the appropriate state or federal

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authority and that following the termination of the lease or removal of coal, it may be necessary to maintain the use of the bonded area until said bonds are released. It is agreed by the Lessor that it shall not condone, grant, allow or permit any use, activity or other action to occur on any affected or bonded part of the land which will In anyway interfere with or constitute noncompliance with the state or federal regulations. Lessor shall not prohibit or in any way interfere with Lessees access to and entry upon the land at all times during the required period for such purposes and activities as may be necessary to fulfill or comply with such governmental regulations. The Lessor agrees that It will sign post-mining land use change waivers or other such documents which will grant any needed or required consents to Lessee or others to allow silt structures or ponds and roads to remain upon the property after mining is completed and to allow the land to be returned to hayland/pastureland or fish and wildlife habitat.

8.	Removal of Personal Property and Land Restoration

Lessee shall, if required by TVA, upon any partial or total relinquishment or the termination or expiration of this lease, restore the surface of the leased land to its former condition or to a condition permitted under law, including the removal of structures. The Lessee shall have the privilege, at any time within sixty (60) days after the termination or expiration of said lease, of removing from the leased premises all personal property which the Lessee placed upon the affected lands Any personal property which the Lessee fails to remove within such period of sixty (60) days and any structures the Lessee fails to remove as required above shall become the property of TVA at TVA’s option and/or may be removed at Lessees expense.

9.	Compliance With Laws and Environmental Protection

Lessee shall obtain all required permits. All activities resulting from the exercise of rights granted under this lease shall be conducted In such manner so as to (a) comply with all applicable local, state, and federal laws and regulations and (b) protect the environment. TVA may direct activities for the protection of the environment or historical or archaeological resources in excess of those required by law provided TV bears the cost of such activities.

Without limiting the foregoing, Lessee shall not disturb or alter in anyway the existing state of any archeological sites, human remains, funerary objects, sacred objects, objects of cultural patrimony, or any other archeological resources which may be discovered or identified on or under the leased premises as provided for in the Native American Graves Protection and Repatriation Act and the Archeological Resources Protection Act Upon the discovery of any such items, Lessee shall immediately stop all activity in the area of the discovery, make a reasonable effort to protect such items, and notify TVA’s Cultural Resources staff by telephone at 865-632-1578. Lessee shall also provide written notification of such discovery to TVA, Cultural Resources, Post Office Box 1589, Norris, Tennessee 37828. Lessee shall not resume work in the area of the discovery until approved by TVA.

Furthermore, without limiting the foregoing, Lessee shall secure for its employees the black lung benefits as provided for in the Federal Mine Safety and Health Act of 1977, as amended.

10.	Rights of Third Parties

If the surface overlying said coal and/or oil and gas and/or other mineral rights in said land are owned by third parties and if any conflict between Lessee and such third parties results in litigation, then TVA shall have the right at its option to assume complete control of the conduct of such litigation at its expense, and Lessee agrees to cooperate fully with TVA in the conduct of the litigation. TVA does not warrant or guarantee that any such conflict will be resolved in a manner favorable to the Lessee.

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11.	Indemnification

Lessee shall indemnify and save harmless the United States of America, TVA, and their employees and agents against and from all claims, demands, suits, losses, and judgments for damages and injuries (including death) to persons, including employees of Lessee, or property which may result by reason of the Lessee exercising any rights hereby granted to the Lessee, such damages and injuries to Include but not be limited to those resulting from: explosions from any cause; mining accidents or disasters; flooding; pollution of streams, wells, ponds, watercourses; pollution of the atmosphere; trespass; nuisance; and surface subsidence affecting surface lands, streams, wells, ponds, watercourses, rights-of-way, telephone lines, powerlines, pipelines, oil and gas wells, roads, railroads, or any object or structure located on the subsiding surface.

12.	Assignment and Insolvency

Lessee shall not assign in whole or in part, any of the estate, right, or benefit accruing to it under the terms of this lease without the prior written consent of TVA, which consent shall not be unreasonably withheld, and in the event TVA shall give such consent, the same shall not be construed as waiver of this provision with respect to subsequent assignments. In the event Lessee shall be adjudged bankrupt, or if a receiver be appointed for it on the grounds of insolvency or threatened insolvency, or if any property of Lessee be advertised for sale, under process of law or by any decree or order of any court of competent jurisdiction, and such processes, decrees, and/or orders be not discharged and satisfied more than five (5) days prior to the date of such advertised sale, then in the case of the happening of any one of the foregoing contingencies, Lessee shall be conclusively deemed to have assigned this lease without the written consent of TVA and to be in default hereunder, and TVA shall have the right to immediately terminate this lease without further notice.

13.	Taxes

The Lessee shall pay when due all taxes lawfully assessed and levied under the laws of the state of Illinois or the United States of America upon improvements, output of mines, or other rights, property, or assets of the Lessee.

14.	No Warranties

It is understood and agreed that TVA has made no warranties as to the amount or quality of coal which may be contained In the leased premises or as to the methods which may be employed In mining such coal and has not made any commitment or given any assurance as to the minability or accessibility of any coal.

15.	Default and Termination

If the Lessee fails to comply with any of the provisions of this lease, TVA may give the Lessee written notice to correct such default and, if such default is not corrected within thirty (30) days after the service of such written notice upon the Lessee, TVA may terminate this lease. The Lessee may, upon sixty (60) days’ written notice to TVA, terminate this lease after thirty (30) calendar months from the effective date hereof, subject to the terms of section 21 of this agreement.

Upon termination of this lease, title to all unmined coal shall remain the property of TVA as custodian for the United States of America, and Lessee shall (in addition to other lease payment and royalty obligations) pay TVA the basic tonnage royalty provided for in section 4 for each ton of coal mined but not removed from TVA Tract No. XENC-3L. Lessee will have 30 days from such termination date in which to make payment of all outstanding royalties and any other financial obligation which may have accrued under the terms of this agreement.

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TVA TRACT NO. XENC-3L

16.	Right of Entry

TVA’s representatives shall have the right at all reasonable times to enter the lease area whether below or on the surface of the ground In order to inspect and examine same or for any other lawful purpose incident to or connected with its interest or its rights under this lease TVA shall have the right to inspect and to make surveys of the Lessees mines on the property and to examine the maps, engineering records, and production records of the Lessee The provisions of section II shall not apply to the exercise of any right under this section 16 or to any claims, demands, suits, losses, and judgments for damages or injuries (including death) which may result from the exercise of any such right and TVA shall indemnify and save harmless Lessee against and from all such matters except for any damages or injuries proximately caused by Lessees sole negligence.

17.	Administration

TVA’s Executive Vice President, Fossil Power Group, or his designee, will administer this lease for TVA as its duly authorized representative Such designation shall continue until revoked or modified by TVA’s Executive Vice President, Fossil Power Group, by notice to the Lessee Any notice to Lessee deemed necessary under the terms of this lease shall be in writing and deposited postpaid in the United States mail addressed to the Lessee c/o John C. Smith, Jr., President, Illinois Fuel Company, LLC, 1500 North Big Run Road, Ashland, Kentucky 41102, or such other addresses as subsequently designated in writing from time to time All payments required hereunder shall be deposited postpaid In the United States mail addressed to Tennessee Valley Authority, Attention Cash Management, Treasury Services, P.O. Box 480, Knoxville, Tennessee 37901-0480, with a copy of such payment and any written notices or correspondence required hereunder directed to the Tennessee Valley Authority, Fossil Power Group, Executive Vice President, 1101 Market Street, Lookout Place, 3K, Chattanooga, Tennessee 37402-2801, or to such other addresses as TVA may subsequently designate in writing from time to time.

18.	No Right to Benefit

No member of or delegate to Congress or Resident Commissioner ,or any officer, employee, special government employee, or agent of TVA shall be admitted to any share or part of this lease or to any benefit that may arise therefrom unless It be made with corporation for its general benefit, nor shall the Lessee offer or give, directly or indirectly, to any officer, employee, special government employee, or agent of TVA any gift, gratuity, favor, entertainment, loan, or any other thing of monetary value, except as provided in 5 C.F.R. Part 2635. Breach of this provision shall constitute material breach of this lease, and TVA shall have the right to exercise all remedies provided in this lease or at law.

19.	Force Majeure

If as a result of a force majeure either of the parties hereto is unable to carry out fully or In part Its obligations hereunder, it shall give the other party prompt written notice of the force majeure with reasonably full particulars concerning it. Thereupon, except for accrued obligations to make payments of money or transfer property, the obligations of each party, so far as they are affected by the force majeure, shall be suspended during but no longer than, the continuance of the force majeure. The party claiming the suspension shall use all reasonable diligence to remove the force majeure as quickly as possible, but shall not be required to settle strikes or other labor difficulties against its best judgment The term “force majeure” as employed herein shall mean an

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act of God, action of the elements, strike, lockout, or other industrial disturbance, act of the public enemy, war blockade, public riot, fire, lightning, earthquake, storm, flood, explosion, governmental restraint or delay, unavailability of equipment and any other cause, whether of the kind specifically enumerated or otherwise, which is not reasonably within the control of the party claiming the suspension. If any period of force majeure continues for more than one hundred and twenty (120) days, either party may terminate this lease by giving written notice.

20.	Discrimination

Unless otherwise specifically exempted, this agreement will be performed by Lessee in full compliance with all applicable equal opportunity requirements including, but not limited to, the provisions of Executive Order No. 11246, as amended, and the provisions of the Equal Employment Opportunity clause set out in such order, which clause is incorporated herein by reference; the provisions of Chapter 60 of Title 41 of the Code of Federal Regulations, which provisions, including any future amendments thereof, are incorporated herein by reference and made a part hereof; the Vietnam Era Veterans’ Readjustment Assistance Act of 1979 relating to the employment of veterans; the Rehabilitation Act of 1973 relating to the employment of handicapped persons; Executive Order No. 11141 prohibiting discrimination on the basis of age; and all amendments thereto and all applicable regulations, rules, and orders issued thereunder.

21.	Survival of Obligations

Notwithstanding any other provision of this lease or of any documents and instruments of any sort whatsoever made in connection with or pursuant to this lease, any obligations arising under this lease which obligations arise from matters or events occurring on or before expiration or earlier termination of this lease shall survive such expiration or earlier termination and shall remain In full force and effect following expiration or earlier termination of this lease.

22.	Waivers and Remedies

No waiver of any default under this lease shall be held to be a waiver of any other default All remedies under this lease, including TVAs right to terminate under section 15, shall be in addition to every other remedy provided herein or by law.

TO HAVE AND TO HOLD said leased premises unto the Lessee, and TVA does hereby covenant that the United States of America is seized and possessed of the described premises; that TVA as legal agent of the United States of America is duly authorized to lease the above-described coal and that, subject to the conditions expressly mentioned above, it will warrant and defend the title thereto against the lawful demands of all persons claiming by, through, or under the United States of America but not further or otherwise.

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IN WITNESS WHEREOF, the Tennessee Valley Authority, acting herein as legal agent of the United States of America and being duly authorized to do so, has caused this lease to be executed, In the name of the United States of America, by its authorized officers this the 6th day of June, 2002, and ILLINOIS FUEL COMPANY, LLC, a Kentucky limited liability company, has caused this lease to be executed by its duly authorized officer this the 30th day of June, 2002.

LESSOR:

UNITED STATES OF AMERICA
By TENNESSEE VALLEY AUTHORITY,
its legal agent

ATTEST:

/s/ J. Wayne Owens		/s/ Darlene H. Bradley
J. WAYNE OWENS		DARLENE H. BRADLEY
Assistant Secretary		Manager, Realty Services

LESSEE:

ILLINOIS FUEL COMPANY, LLC a Kentucky limited liability company

/s/ John C. Smith, Jr.
John C. Smith, Jr., President

STATE OF TENNESSEE	)
) SS
COUNTY OF HAMILTON	)

On the 6th day of June, 2002, before me personally app eared DARELENE H. BRADLEY and J. WAYNE OWENS, to me personally known, who, being by me duly sworn, did say that they are the Manager, Realty Services, and Assistant Secretary, respectively, of the TENNESSEE VALLEY AUTHORITY, a corporation; that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed, sealed, and delivered on behalf of said corporation, by authority of its Board of Directors, and as legal agent for the UNITED STATES OF AMERICA; and the said DARLENE H. BRADLEY and J. WAYNE OWENS acknowledged said instrument to be the free act and deed of the UNITED STATES OF AMERICA, as principal, and the TENNESEEE VALLEY AUTHORITY, as its agent.

WITNESS my hand and official seal of office in Chattanooga, Tennessee, the day and year aforesaid.

/s/ Reba H. Sims	My commission expires:	May 23, 2005
Notary Public

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TVA TRACT NO. XENC-3L

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF BOYD	)

On the 30th day of June, 2002, before me personally app eared JOHN C. SMITH, JR, to me personally known, who, being by me duly sworn, did say that he is the President of ILLINOIS FUEL COMPANY, LLC, a Kentucky limited liability company, and that the said instrument was signed and delivered on behalf of said limited liability company, by authority of its members, and he, as such officer, acknowledged said instrument to be the free act and deed of said limited liability company on the day and year herein mentioned.

WITNESS my hand and official seal of office in Chattanooga, Tennessee, the day and year aforesaid.

/s/ Gwendolyn Myers	My commission expires:	6/28/06
Notary Public

The name and address of the Lessee is:

John C. Smith, Jr., President

Illinois Fuel Company, LLC

a Kentucky limited liability company

1500 North Big Run Road

Ashland, Kentucky 41102

Telephone No. 800-326-3413

The name and address of the Lessor is:

United States of America

Tennessee Valley Authority

c/o Realty Services

1101 Market Street, CST7D

Chattanooga, Tennessee 37402-2801

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EXHIBIT A

TO ILLINOIS COAL LEASE

Recording information is in the process of being verified.

The final Exhibit B to the lease will contain all of the updated information

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

1-5-3.01	ENC-31		610.64	100	All of Section 1, Township 5 South, Range 3
1-5-3.01	ENC-32				East, Franklin County, Illinois, less and
1-5-3.01	ENC-33				except a parcel described as beginning at
1-5-3.01	ENC-34				the SW corner of the SE 1/4SE1/4
1-5-3.01	ENC-35				thence E 32 rods, thence North 10 rods,
1-5-3.01	ENC-36				thence West 32 rods, thence South 10 rods
1-5-3.01	ENEX-1				to the point of beginning (POB); and the partial
1-5-3.01	ENEX-1				interest described as Parcel 1.02 below;
1-5-3.02	ENC-36C		43.07	89.11	SE1/4NW1/4

All of Section 1, Township 5 South,
Range 4 East, Franklin County. Illinois,
described as follows:
1-5-4.01	ENC-235A		18.29	100	N1/2NE1/4NW1/4;
1-5-4.02	ENC-231		114.08	87.5	N1/2NE1/4; NE1/4NW1/4;
1-5-4.02	ENEX:1
1-5-4.03	ENCW-35		18.29	90.71	S1/2NW 1/4NW1/4;
1-5-4.04	ENC-232		470.66	100	S1/2; S1/2N1/2
1-5-4.04	ENC-232A
1-5-4.04	ENC-233
1-5-4.04	ENC-234
1-5-4.04	ENC-234A
1-5-4.04	ENC-234B
1-5-4.04	ENG235
1-5-4.04	ENC-235B
1-5-4.04	ENC-235C
1-5-4.04	ENC-235D
1-5-4.04	ENEX-1
1-5-4.04	ENEX-1

PAGE 1 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

10-4-4.01	ICOR-1		78.47	100	That portion of the S1/2NE1/4 of Section 10
West of the Railroad
Township 4 South
Range 4 East
Jefferson County, Illinios

10-5-3.01	ENC-46		530.00	00	All of Section 10 except the
10-5-3.01	ENC-47				N1/2NE1/4,
10-5-3.01	ENC-48				Township 5 South,
10-5-3.01	ENC-49				Range-3 East
10-5-3.01	ENC-50				Franklin County, Illinios, and except the
10-5-3.01	ENC-51A			-	partial interest described as Parcel 3.02
10-5-3.01	ENC-51B	.			below;
10-5-3.01.	ENC-51C
10-5-3.01	ENC-51D
10-5-3.01	ENCW-51
10-5-3.01	ENEX-1
10-5-3.01	ENEX-1
10-5-3.02	ENC-47A		10.00	-.50	SW1/4NEl/4NW1/4

10-5-4.01	ENC-291		615.38	100	All of Section 10, Township 5 South,
10-5-4.01	ENC-292				Range 4 East, Franklin County, Illinois,
10-5-4.01	ENC-292A				less and except that portion of the
10-5-4.01	ENC-293				SE1/4SW1/4 lying east of the Illinois Central
10-5-4.01	ENC-293A				Railroad; and less and except the partial
10-5-4.01	ENC-294				interest described as Parcel 4.02 below;
10-5-4.01	ENC-295
10-5-4.01	ENC-296
10-5-4.01	ENC-297
10-5-4.01	ENC-298
10-5-4.01	ENC-298A
10-5-4.01	ENC-299
10-5-4.01	ENC-300
10-5-4.01	ENC-301

PAGE 2 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

10-5-4.01	ENEX-1
10-5-4.02	ENC-292		18.88	25	The N1/2NE1/4NW1/4 less and except
a portion thereof (which portion was acquired
as a part of Parcel 4.01 above) described as:
Commencing at the intersection of the West
line of the r-o-w of the Southern Illinois and
Kentucky Railroad Company with the South
line of the public road running along the North
line of said Section 10, and thence West
along said South line 732 feet, thence Easterly
in a straight line to a point in said West
railroad r-o-w line that is 20 feet Southerly from
the point of beginning, thence Northerly along
said West railroad r-o-w line to the POB,
containing 0.17 acre, more or less
in said exception.

10-5-5.01-	ENC-560		640.00	100	All of Section 10
110-5-5.0	ENC-561				Township 5 South,
10-5-5.01	ENC-562				Range 5 East,
10-5-5.01	ENC-563				Hamilton County, Illinois
10-5-5.01	ENC-563A
10-5-5.01	ENC-564
10-5-5.01	ENC-565
10-5-5.01	ENG566
10-5-5.01	ENC-566A
10-5-5.01	ENC-566B
10-5-5.01	ENC-566C

11-4-4.01	ICOR-1		5.02	100	A 160-foot wide strip of land in the
SW 1/4 NW 1/4 of Section 11, Township 4
South, Range 4 East, Jefferson County,
Illinois, described as:
running in a Southwesterly direction,
the South line of same being the

PAGE 3 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					South line of the existing township road
					r-o-w, said strip being more particularly
					described as follows: Commencing
					at a point 627 feet South of the NW corner
					of the SW1/4NW1/4 of Section 11,
					to a point on the South line of the existing
					township road r-o-w , thence South 55°4’ East
					1193.93 feet to a point on
					the South line of the SW1/4NW1/4
					thence East 279.42 feet to a point, thence
					North 55° 4’ West to the West line of the
					SW 1/4NW 1/4 of said Section 11 to a point
					being 195.16 feet North of the point of
					beginning, thence South 195.16 feet to the
					POB, containing 5.02 acre, more or less
11-4-4.02	ICOR-1		12.42	50	Two 160-foot wide strips of land in the
					SW1/4 of said Section 11 described as:
					Tract 1: Commencing at the SE comer of the
					SE1/4SW1/4 of Section 11, thence North
					1478.41 feet to a point on the South tine of the
					existing township road r-o-w, thence North 55°
					4’ West along said South line of the r-o-w,
					195.16 feet to a point, thence South to the
					South line of the SE1/4SW 1/4, thence East
					160 feet to the POB, containing 5.62 acres,
					more or less.
					Tract 2: Extending over and across the E3/4
					of the N1/2SW 1/4 of Section 11, the South
					boundary being the South line of the existing
					township road r-o-w, said strip being more
					particularly described as follows: Commencing
					at a point 1478.41 feet North of the SE corner
					of the SE 1/4SW 1/4, to a point on the South
					line of the existing r-o-w, thence North 55° 4’
					West along said South line of the r-o-w,

PAGE 4 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

2015.07 feet to a point on the North line of the
NW1/4SWI/4, thence East a distance of
279.42 feet to a point, thence South 55° 4’
East to a point on the East line of the
NEI/4SW1/4, thence South 195.16 feet to the
POB, containing 6.8 acres, more or less

11-5-3.01	ENC-52		590.00	100	All of Section 11
11-5-3.01	ENC-53				except the
11-5-3.01	ENC-54				SE1/4NW1/4
11-5-3.01	ENC-55				and the
11-5-3.01	ENG56				E1/2SE1/4SW1/4
11-5-3.01	ENC-57				Township 5 South,
11-5-3.01	ENG58				Range 3.East,
11-5-3.01	ENC-59				Franklin County, Illinois.
11-5-3.01-	ENC-60
11-5-3.01	ENG60A
11-5-3.01	ENC-60B
11-5-3.01	ENC-60C
11-5-3.01	ENEX-1
11-5-3.01	ENEX-1

11-5-4.01	ENC-302		479.00	100	All of Section 11
11-5-4.01	ENC-302A				less and except I acre in the NE corner of
11-5-4.01	ENC-3028				the SE3/4SW1/4,
11-5-4.01	ENC-302C				Township 5 South,
11-5-4.01	ENC-302D				Range 4 East,
11-5-4.01	ENC-302E				Franklin County, Illinois,
11-5-4.01	ENC-303				and except the partial interest
11-5-4.01	ENC-304				described as Parcel 4.02 below;
11-5-4.01	ENC-305
11-5-4.01	ENC-306
11-5-4.01	ENC-307
11-5-4.01	ENC-308B
11-5-4.01	ENC-309

PAGE 5 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

11-5-4.02	ENC-308		158.00	75	SE1/4, less and except a tract described as
11-5-4.02	ENEX-1				follows: Beginning at the Tamaroa-
McCleansboro Road and, thence East with
the South line of the NE114SE114 Section line,
thence North to the said road, thence with the
road to the POB in the NE1/4SE1/4

11-5-5.01	ENC-567.		80.00	100	W1/2NW1/4 of
Section 11
Township 5 South, Range 5 East,
Hamilton County, Illinois

12-5-3.01	ENC-61		638.00	100	Section 12
12-5-3.01	ENC-62				less and except a tract in the
12-5-3.01	ENC-62A				NE1/4NW 1/4NE1/4 for a cemetery described
12-5-3.01	ENEX-1				as follows: Commencing at a point 15 poles
due West of the NE corner of NW1/4NE1/4
of said Section 12, thence South with a
variation of 10° East 23 poles, thence West
14 poles and 8 links, thence North 23 poles
with a variation of 10° East, thence East 14
poles and 8 links to the POB,
containing 2 acres, more or less,
Township 5 South,
Range 3 East,
Franklin County, Illinois.

12-5-4.01	ENC-310		599.00	100	Ali of Section 12
12-5-4.01	ENG310A				less and except a 1/2 acre strip off the- North
12-5-4.01	ENC-310B				side of the SW1/4SE1/4;
12-54.01	ENC-311				Township 5 South,
12-5-4.01	ENC-312				Range 4. East,
12-5-4.01	ENC-312A				Franklin County, Illinois
12-5-4.01	ENG313
12-5-4.01	ENG313A

PAGE 6 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

12-5-4.01	ENC-314
12-5-4.01	ENC-315,
12-5-4.01	ENC-316
12-5-4.01	ENG317
12-5-4.01	ENG318
12-5-4.01	ENG318A
12-5-4.01	ENC-319
12-5-4.01	ENC-320
12-5-4,01	ENC-321
12-5-4.01	ENC-322
12-5-4.01	ENC-.323
12-5-4.01	ENC-324
12-5-4.01	ENCG324A
12-5-4.01	ENEX-1
12-5-4.01	ENEV1
12-5-4.02	ENEX-1		40.00	100	(See above)

13-4-4.01	ICOR-1		60.00	100	S1/2SW1/4NW1/4
& NW1/4SW1/4 of
Section 13, Township 4 South
Range 4 East
Jefferson County, Illinois.

13-5-3.01	ENC-63		590.00	100	Ali of Section 13, less and except the
13-5-3.01	ENC-64				SW1/4SW1/4SW1/4; and except the partial
13-5-3.01	ENC-65				Interest described as Parcel 3.02 below,
13-5-3.01	ENC-66				Township 5 South,
13-5-3.01	ENC-67				Range 3 East,
13-5-3.01	ENC-68				Franklin County, Illinois;
13-5-3.01	ENC-69
13-5-3.01	ENC-69A
13-5-3.01	ENC-70
13-5-3.01	ENC-71
13-5-3.01	ENC-71A
13-5-3.01	ENC-72

PAGE 7 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

13-5-3.01.	ENC-72A			-
13-5-3.01	ENG72C
13-5-3.01	ENG72D
13-5-3.01	ENEX-1
13-5-3.01	ENEX-1
13-5-3.02	ENEX-1		40.00	66.66	SW1/4NE1/4

13-5-4.01	ENC-325		598.00	100	All of Section 13
13-5-4.01	ENC-326				less and except the
13-5-4.01	ENC-326A				NE1/4SE1/4 and except the partial interest
13-5-4.01	ENC-326B				described as Parcel 4.02 below,
13-5-4.01	ENC-326C				Township 5 South,
13-5-4.01	ENC-326D				Range 4 East,
13-5-4.01	ENC-327				Franklin County, Illinios;
13-5-4.01	ENC-328
13-5-4.01	ENC-329				•
13-5-4.01	ENC-329A
13-5-4.01	ENC-330
13-5-4.01	ENC-331
13-5-4.01	ENC-332
13-5-4.01	ENC-333
13-5-4.01	ENC-334
13-5-4.01	ENC-334A
13-5-4.01	ENC-334B
13-5-4.01	ENEX-1
13-5-4.02	ENC-327A		2.00	50	2 acres in the Southeast corner
13-5-4.02	ENC-327B				of the SE1/4NE1/4

The following portions of Section 13,
Township 5 South, Range 5 East,
Hamilton County, Illinois:
13-5-5.01	ICOR-1		60.00	12.5	NW1/4NW1/4; N1/2NE1/4NW1/4;
13-5-5.02	lCOR-1		52.50	12.5	NEI/4SW1/4; the South 12.5 acres of the
North 25’ acres of the NW1l4SW1/4; and ’
the South 15 acres of the

PAGE 8 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

NW 1/4SW 1/4 except the cemetery tract
described as-beginning at a point 22 poles
and 4 links East and 2-poles and 12 links
North of. the SW comer of said NW1/4SW1/4’
thence West 8-1/2 degrees South 28 feet,
thence North 8-1/2 degrees West 30 feet,
East 8-1/2 degrees North’ 28 feet, thence
South 8-1/2 degrees East 30 feet-to the
POB;.
13-5-5.03	ICOR-1		54.00	50	SW1/4SW1/4less 1 acre beginning at
a point 15 rods and 12 feet east of SW
corner of said Quarter Quarter Section,
thence North 10 rods, thence East 16 rods,
thence South 10 rods, thence West 16 rods
to the POB; .

14-5-3.01	ENC-73		580.62	100	The following portions of Section 14,
14-5-3.01	ENC-74				Township 5 South, Range 3 East,
14-5-3.01	ENC-74A				Franklin County, Illinois:
14-5-3.01	ENC-75				E1/2; SW 1/4 except the
14-5-3.01	ENC-76				W1/2 of the NW1/4SW1/4; E1/2NW1/4;
14-5-3.01	ENC-77				E1/2NWI/4NW1/4;
14-5-3.01	ENC-77A				E1/2W1/2NW1/4NW1/4;
14-5-3.01	ENC-79				NE1/4SW1/4NW1/4;
14-5-3.01	ENC-80				NE1/4NW 1/4SW 1/4NWI/4;
14-5-3.01	ENC-81				That portion of the SE1/4SW1/4NW1/4
14-5-3.01	ENC-82				substantially described as follows:
14-5-3.01	ENC-82A				Commencing at a point at a 1/2 Section line
14-5-3.01	ENC-83				1156 feet East of a stone at the SW corner
14-5-3.01	ENC-83A				of the NW1/4, thence North 436.37 feet,
14-5-3.01	ENC-838				thence South 88° 46-1/2’ West, 105 feet,
14-5-3.01	ENC-84				thence North 180 feet, thence South 88°
14-5-3.01	ENC-84A				46-1/2’ West, 255 feet, thence North
14-5-3.01	ENC-84B				approximately 44 feet, thence North 88° 48’
14-5-3.01	ENC-84C				East, approximately 660 feet, thence South
14-5-3.01	ENEX-1				00 18’ West an approximate distance of

PAGE 9 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

174.35 feet, to the POB
14-5-4.01	ENC-335		620.00	100	All of Section 14,
14-5-4.01	ENC-335A				Township 5, South, Range 4 East,
14-5-4.01.	ENC-336				Franklin County, Illinois, except the
14-5-4.01	ENC-338				partial interest described as Parcel 4.02
14-5-4.01	ENC-339				below;
14-5-4.01	ENC-339A
14-5-4.01	ENC-340
14-5-4.01	ENC-341
14-5-4.01	ENC-342
14-5-4.01	ENC-343
14-5-4.01	ENC-344
14-5-4.01	ENC-345
14-5-4.01	ENC-345A
14-5-4.01	ENG346
14-5-4.01	ENC-347
14-5-4.01	ENC-348
14-5-4.01	ENC-349
14-5-4.01	ENC-351
14-5-4.01	ENC-351A
14-5-4.01	ENC-351 B
14-5-4.01	ENEX-1
14-5-4.02	ENC-336A		20.00	94.4	S1/2SE1/4NW1/4

The following portions of Section 14,
Township 5 South, Range 5 East,
Hamilton County, Illinois:
14-5-5.01	ICOR-1		40.00	50	SE1/4NW1/4;
14-5-5.02	ENC-570		60.00	100	NE1/4SW1/4; N1/2NWI/4SW1/4;
14-5-5.02	ICOR-1				SE1/4SE1/4 of Section 14
14-5-5.03	ICOR-1		40.00	50	NW1/4SE1/4;
14-5-5.04	ENC-568		20.00	100	S1/2NW1/4SW1/4;
14-5-5.05	ENC-569		35.00	100	SE1/4SW 1/4 except the East 5 acres;
14-5-5.05	ICOR-1			100
14-5-5.06	ENC-569A		5.00	100	East 5 acres of the SE 1/4SW 1/4;
14-5-5.06	ICOR-1

PAGE 10 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

14-5-5.07	ICOR-1		40.00	100	SE1/4SE1/4;
14-5-5.08	ENCW-14		20.00	100	S1/2SW1/4SW1/4
14-5-5.08	ICOR-1

15-5-3.01	ENC-85		503.12	100	The following portions of Section 15; Township.
15-5-3.01	ENC-86				5 South, Range 3 East, Franklin County,
15-5-3.01	ENC-86B				Illinois: W1/2; NW1/4NE1/4; SW1/4NE1/4
15-5-3.01	ENC-87				less and except the South 242.88 feet;
15-5-3.01	ENC-87A				A portion of Lot 3 in the SW 1/4NE E1/4
15-5-3.01	ENC-87B				beginning at a’point-50 feet North of the SW
15-5-3.01	ENC-87C				corner SW 1/4NE1/4, thence North along West
15-5-3.01	ENC-88				line of said NE1/4 192;88 feet, thence East
15-5-3.01	ENC-88A				563.55 feet, thence South-222.88 feet to the
15-5-3.01	ENC-89				North r-o-w line of West’ Main Street, thence
15-5-3.01	ENC-89A				West along said r-o-w 196.5 feet, thence
15-5-3.01	ENC-89B				North along said r-o-w 30’feet, thence West
15-5-3:01	ENC-89C				along said r-o-w.368.5 feet to the
15-5-3.01	ENC-89D				POB; A portion of the S1/2NE1/4 NE 1/4
15-5-3.01	ENC-89F				described as:-Beginning at the NW
15.5-3.01	ENC-89G				comer thereof, thence South 230 feet,
15-5-3.01	ENC-89H		-		thence East to the SW comer of Lot 2,
15-5-3.01	ENG-89J		-		Richeson’s Addition to Ewing, thence North
15-5-3.01	ENC-89K				230 feet, thence West to the POB;
15-5-3.01	ENEX-1				A portion of the NE1/4NE1/4, described as:
Lots I and .2 In Block “A” in Richeson’s
Addition to Ewing, containing 1.5 acre
more or less; That portion of the
NW1/4NW1/4SE1/4’described as:
Lots 2, 3, 4, 5, 6; 7, 8, .9; 10,:14, 15, and 23
in S:E. Dillon’s Addition to the Village of Ewing
as shown by plat of record in Plat Record B,
page 158, containing 3.19 acres, more or less;
S1/2NE1/4SE1/4; S1/2SE1/4.less and except
0.14.acre in the NE comer thereof

PAGE 11 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

15-5-4.01	ENG-352		614.02	100	The following portions of Section 15,
15-5-4.01	ENC-353				Township 5 South, Range 4 East,
15-5-4.01	ENC-354				Franklin County, Illinois, described as:
15-5-4.01	ENC-354A				All that portion of the N1/2N1/2 lying east and
15-5-4.01	ENC-355				west of the Southern Illinois and Kentucky
15-5-4.01	ENC-356				Railroad; S1/2NE1/4; SE1/4;SW1/4NW1/4;
15-5-4.01	ENC-357				SE1/4NW 1/4, less and except
15-5-4.01	ENC-358				2 tracts containing 1.74 acres, described as:
15-5-4.01	ENC-359				Tract 1: Beginning at the intersection of the
15-5-4.01	ENC-360				Easterly line of the railrod r-o-w with the South
15-5-4.01	ENC-361				line of the SE1/4NW1/4, and running East
15-5-4.01	ENEX-1				along said South line 60 feet, thence Northerly
393 feet, to a point in the Southeasterly
line of the public road that is 210 feet
Northeasterly from said Easterly r-o-w line,
measured along said Southeasterly tine of the
road, thence SW along said road 210 feet to
said Easterly r-o-w line, thence Southerly
along said Easterly r-o-w line 203 feet, to the
POB; Tract 2: Beginning at the intersection of
of the East line of the railroad r-o-w with the
North line of the SE1/4NW1/4 of said Section
15, thence Southerly, along said East
r-o-w line 770 feet, thence Easterly, at a right
angle, 17 feet, thence Northerly parallel to said
r-o-w line, 771 feet, to said North line, thence
West, along said North line, 17 feet, more or
less to the POB; W1/2SW1/4;
S1/2NE1/4SW1/4; S1/2SE1/4SW1/4;
N1/2SE1/4SW1/4, less and except 1.57
acres described as a strip of land 100 feet
wide, 43 feet in width on the East
side, and 57 feet in width on the West side
of the located centerline of the railroad r-o-w.
Said centerline intersects the North line
of said N1/2SE1/4Sw1/4 at a point 569 feet

PAGE 12 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

West of the NE corner thereof, and runs
thence South 4° 30’ West 683 feet, more
or less, to the South line of said land.

15-5-5.01	ENC-571		560.00	100	All of Section 15,
15-5-5.01	ENC-571A				Township 5 South, Range 5 East
15-5-5.01	ENC-571B				except the partial interest
15-5-5.01	ENC-572				described as Parcel 5.02 below;
15-5-5.01	ENC-573
15-5-5.01	ENC-574
15-5-5.01	ENC-574A
15-5-5.01	ENC-574B
15-5-5.01	ENC-575
15-5-5.01	ENC-575A
15-5-5.01	ENC-575B
15-5-5.01	ENC-575C
15-5-5.01	ENC-575D
15-5-5.01	ENC-576
15-5-5.01	ENC-577
15-5-5.01	ENC-578’
15-5-5.02	ENC-572A		80.00		E1/2SW1/4

The following portions of Section 16,
Township 5 South, Range 3 East,
Franklin County, Illinois:
16-5-3.01	ENC-94		26.67	100	West 26.67 acres of the NW1/4NW1/4;
16-5-3.01	ENC-94A				SE1/4NW1/4; N1/2NE1/4;SW1/4NE1/4:
16-5-3.02	ENC-90		460.00	100	and S1/2 except the partial interest
16-5-3.02	ENC-90A				described as Parcel 3.03 below;
16-5-3.02	ENC-90B
16-5-3.02	ENC-91
16-5-3.02	ENC-92
16-5-3.02	ENC-93
16-5-3.02	ENC-95
16-5-3.02	ENC-95B

PAGE 13 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

16-5-3.02	ENCW-37
16-5-3.03	ENC-95A		20.00	83.33	W1/2NE1/4SW1/4

16-5-4.01	ENC-362		640.00	100	All of Section 16,
16-5-4.01	ENC-363				Township 5 South, Range 4 East
16-5-4.01-	ENC-364				Franklin County, Illinois
16-5-4.01	ENC-364A.
16-5-4.01	ENC-36413
16-5-4.01	ENC-364C
16-5-4.01	ENC-364D
16-5-4.01	ENC-364E
16-5-4.01	ENC-365
16-5-4.01	ENC-366
16-5-4.01	ENC-366A
16-5-4.01	ENC-366B
16-5-4.01-	ENC-367
16-5 4.01	ENC-368
16-5-4.01	ENC-369A
16-5-4.01	ENC-369B
16-5-4.01	ENC-369C
16-5-4.01	ENC-370
16-5.4.01	ENC-371
16-5-4.01	ENEX-1

16-5-5.01	ENC-579		535.00	100	All of Section 16, Township 5 South,
16-5-5.01	ENC-580				Range 5 East, Hamilton County, Illinois,
16-5-5.01	ENC-581				except those partial interests described as
16-5-5.01	ENC-581A				Parcels 5.02 and 5.03 below;
16-5-5.01	ENC-582A
16-5-5.01	ENC-583
16-5-5.01	ENC-584
16-5-5.01	ENC-585
16-5-5.01	ENC-586
16-5-5.01	ENC-587
16-5-5.01	ENC-589

PAGE 14 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

16-5-5.02	ENC-582		100.00	75	E1/2SW1/4; N112SW1I4SE1/4
16-5-5,02	ENC-590
16-5-5.03	ENC-588		5.00	97.91	5 acres in the NW corner NW1/4SE1/4

16-6-5.01	ENC-811		476.00	100	The following portions of Section 16,
16-6-5.01	ENC-812				Township 6 South, Range 5 East,
16-6-5.01	ENC-813				Hamilton County, Illinois: -
16-6-5.01	ENC-814				N1/12; and the N1/2S1/2 except the partial
16-6-5.01	ENC-815				interest described as -Parcel 5.02- below;
16-6-5.01	ENC-816
16-6-5.01	ENC-817
16-6-5.01	ENC-817A
16-6-5.01	ENC-819
16-6-5.01	ENC-820
16-6-5.01	ENC-620A
16-6-5.01	ENC-821
16-6-5.02	ENC-820B		4.00	95.56	North 4acres of the S1/2NE1/4NW1/4SW1/4

17-5-3.01	ENC-97		218.30	100	The following portions of Section 17,
17-5-3.01	ENC-97A				Township 5 South, Range 3 East,
17-5-3.01	ENC-97B				Franklin County, Illinois:
17-5-3.01	ENC-98A				N1/2NE1/4; SW1/4NE1/4;
17-5-3.01	ENC-98B				N1/2SE1/4 less and except 1 acre
17-5-3.01	ENC-98C				in the NW corner thereof; and
17-5-3.01	ENC-99				E1/2SW1/4SE1/4
17-5-3.01	ENCW-8

17-5-4.01	ENC-373		619.00	100	The following portions of-Section 17,
17-5-4.01	ENC-374				Township 5-South,‘Range 4 East;
17-5-4.01	ENC-375				Franklin County,-Illinois
17-5-4.01	ENC-377				The W11/2 less and except I acre lying
17-5-4.01	ENC-377A				In the SW corner of the NW 1/4; and
17-5-4.01	ENC-377A			’	except the partial interest described as .
17-5-4.01	ENC-377B				Parcel 4.02 below;
17-5-4.01	ENC-37.7C

PAGE 15 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

17-5-4.01	ENG377C	’		•
17-5-4.01	ENC.377D
17-5-4.01	ENC-377E
17-5-4.01	ENC-37.7F	.
17-5-4.01	ENCW-38
17-5-4.01	ENCW-7
17-5-4.01	ENEX-1
17-5-4.01	ENEX-1
17-5-4.02	ENEX-1		20.00	50	N1/2NW1/4NE1/4

17-5-5.01	ENC-591		360.00	100	All of Section 17
17-5-5.01	ENC-591A				Township 5 South, Range 5 East,
17-5-5.01	ENC-592				Hamilton County, Illinois
17-5-5.01	ENC-593
17-5-5.01	ENC-594
17-5-5.01	ENC-594A
17-5-5.01	ENC-594 B
17-5-5.01	ENC-595
17-5-5.01	ENC-595A
17-5-5.01	ENCW-595D
17-5-5.02	ENEX-2		80.00	100

17-6-5.01	5 ENC-822		477.00	100	The following portions of Section 17,
17-6-5.01	ENC-823				Township 6 South, Range 5 East,
17-6-5.01	ENC-824				Hamilton County, Illinois:
17-6-5.01	ENC-825				N1/2S1/2 and the N1/2 less and
17-6-5.01	ENC-826				except the North 5 acres of.
17-6-5.01	ENC-827				the SE1/4SE1/4NE1/4;
17-6-5.01	ENC-828’
17-6-5.01	ENC-829
17-6-5.01	ENC-830
17-6-5.01	ENC-831
17-6-5.01	ENC-833
17-6-5.01	ENC-834
17-6-5.01	ENC-835

PAGE 16 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

17-6-5.01	ENC-836
17-6-5.01	ENC-837
17-6-6.01	ENC-837A	-
17-6-5.01	ENC-837B
17-6-5.01	ENC-837C
17-6-5.01	ENC-837D

18-5-4.01	ENC-378		639.43	100	All of Section 18
18-5-4.01	ENC-379				Township 5 South, Range 4 East,
18-5-4.01	ENC-379A				Franklin County, Illinois
18-5-4.01	ENC-379B
18-5-4.01	ENC-379B
18-5-4.01	ENC-380
18-5-4.01	ENC-381
18-5-4.01	ENC-382
18-5-4.01	ENC-383A
18-5-4.01	ENC-383A
18-5-4.01	ENC-384
18-5-4.01	ENC-385
18-5-4.01	ENC-385
18-5-4.01	ENC-389
18-5-4.01	ENC-389B
18-5-4.01	ENC-389C
18-5-4.01	ENC-389E
18-5-4.01	ENEX-1

18-5-5.01.	ENC-599		5.00	100	All of Section 18, Township 5 South,
18-5-5.02.	ENEX-2		94.44	100	Range 5 East, Hamilton County, Illinois,
less and except the partial interests
described as Parcels 5.03 and 5.07.below;
18-5-5.03	ENEX-2		55.00		NW1/4NE1/4A N 15-acres of the
SW1/4NE1/4
18-5-5.04	ENC-596		40.00	100	(See above)
18-5-5.04	ENC-597
18-5-5.05	ENC-598		441.88	100	(See above)

PAGE 17 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

18-5-5.05	ENC-600
18-5-5.05	ENC-601
18-5-5.05	ENC-602
18-5-5.05	ENO-602A
18-5-5.05	ENC-604
18-5-5.05	ENC-605
18-5-5.05	ENC-606
18-5-5.05	ENC-606A
18-5-5.05-	ENC-607
18-5-5.05	ENC-608
18-5-5.05	ENEX-2
18-5-5.06	ENC-608B		20.00	100	(See above)
18-5-5.06	ENEX-2
18-5-5.07	ENEX-2		20.00	50	S1/2SE1/4NE1/4
18-5-5.08	ENEX-2		1.75	100	(See above)

18-6-5.01	ENC-838		478.87	100	The following portions of Section 18,
18-6-5.01	ENC-838A				Township 6 South, Range 5 East,
18-6-5.01	ENC-840				Hamilton County, Illinois:
18-6-5.01	ENC-841				N 1/2; and N 1/2S1/2 less and except the
18-6-5.01	ENC-842				partial interest described as Parcel 5.02
18-6-5.01	ENC-842A				below;
18-6-5.01	ENC-844
18-6-5.01	ENC-845
18-6-5.01	ENC-845A
18-6-5.01	ENC-846
18-6-5.01	ENC-847
18-6-5.01	ENC-848
18-6-5.01	ENC-848A
18-6-5.01	ENC-850
18-6-5.01	ENC-851
18-6-5.01	ENC-852
18-6-5.02	ENC-852A		1.50	96.43	1.5 acre in the SW corner of
NW1/4SW1/4 described as Commencing at
the SW corner, thence East to the brink of
the hill, thence NW on the brink of said

PAGE 18 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

hill to the County line, thence South on the
County line to the POB

19-5-4.01	ENC-386		645.71	100	All of Section 19
19-5-4.01.	ENC-387				Township 5 South Range 4 East,
19-5-4.01	ENC-387A				Franklin County, Illinois.
19-5-4.01	ENC-387B
19-5-4.01	ENC-387C
19-5-4.01	ENC-387D
19-5-4.01	ENC-387E
19-5-4.01	ENC-388
19-5-4.01	ENC-388A
19-5-4.01	ENG3888
19-5-4.01	ENC-388C
19-5-4.01	ENG388D
19-5-4;01	ENC-389
19-5-4.01	ENC-389D

19-5-5.01	ENC-609		464.15	100	All of Section 19,
19-5-5.01	ENC-609A				Township 5 South, Range 5 East,
19-5-5.01	ENC-611				Hamilton County, Illinois,
19-5-5.01	ENC-613				except those partial interests
19-5-5.01	ENC-615				described as Parcels 5.02, 5.03, 5.04,
19-5-5.01	ENC-616				and 5.06 below;
19-5-5.01	ENC-618
19-5-5.01	ENC-619
19-5-5.01	ENC-620A
19-5-5.01	ENC-620C
19-5-5.01	ENC-6200
19-5-5.01	ENC-620E
19-5-5.01	ENC-620F
19-5-5.01	ENC-621
19-5-5.01	ENC-621A
19-5-5.01	ENC-621 B
19-5-5.01	ENC-621C

PAGE 19 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

19-5-5.01	ENC-621D
19-5-5.01	ENC-621E
19-5-5.01	ENC-621F
19-5-5.01	ENC-621G
19-5-5.01	ENC-621H
19-5-5.01	ENEX-2
19-5-5.01	ENEX-2
19-5-5.01	ENEX-2
19-5-5.02	ENC-610		44.61	98.79	SW1/4NW1/4;
19-5-5.03	ENC-612		24.61	97.92	North 24.61 acres of the SE1/4NW1/4;
19-5-5.04	ENC-614		40.00	95.74	SW1/4NE1/4;
19-5-5.05	ENEX-2		20.00	100	(See above)
19-5-5.05	ENC-617		85.71	95.94	SW1/4SE1/4
19-5-5.06	ENC-617A

The following portions of Section 2,
Township 4 South; Range 4 East,
		..			Jefferson County, Illinois:
2-4-4.01	ICOR-1		36.50	25	SW1/4NW1/4 east of the railroad;
2-4-4.02	ICOR-1		80.00	50	W 1/2SW 1/4

2-5-3.01	ENC-23		418.16	100	All of Section 2 less and except W1/2NW1/4,
2-5-3.01	ENC-27				Township 5 South Range 3 East,
2-5-3.01	ENC-29				Franklin County, Illinois,
2-5-3.01	ENC-29A				and except those partial interests
2-5-3.01	ENC-30				described as Parcels 3.03 and 3.04 below
2-5-3.01	ENCW-29
2-5-3.01	ENCW-36
2-5-3.01	ENEX-1
2-5-3.01	ENEX-1
2-5-3.01	ENEX-1
2-5-3.02	ENC-24		80.00	100	(See above)
2-5-3.02	ENC-24A
2-5-3.02	ENC-26
2-5-3.02	ENC-30B

PAGE 20 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

2-5-3.03	ENC-28		30.00	75	W1/2NE1/4SW1/4; E1/2W1/2SE1/4SW1/4;
2-5-3.03	ENC-300
2-5-3.04	ENC-30A		50.00	85	S1/2S1/2SE1/4; S1/2S1/2N1/2S1/2SE1/4

2-5-4.01	ENC-236		598.81	100	All of Section 2
2-5-4.01	ENC-236A				Township 5 South, Range 4 East,
2-5-4.01	ENC-237				Franklin County, Illinois .
2-5-4.01	ENC-237A
2-5-4.01	ENC-237B
2-54,01	ENC-237C
2-54.01	ENC-237D
2-5-4.01	ENC-237E
2-5-4.01	ENC-238
2-5-4.01	ENC-239
2-5-4.01	ENC-240
2-5-4.01	ENC-241
2-5-4.01	ENC-242
2-5-4.01	ENC-243
2-5-4.01	ENC-243A
2-5-4.0.1	ENC-243B
2-5-4.01	ENC-243C

20-3-5.01	ICOR-1		80.00	100	W1/2SW 1/4 of Section 20
Township 3 South, Range 5 East,
Hamilton County, Illinois

The following portions of Section 20,
Township 4 South, Range 5 East,
Hamilton County,- Illinois:
20-4-5.01	ICOR-1		20.00	100	S1/2SE1/4NE1/4;
20-4-5.01	ICOR-1
20-4-5.02	ICOR-1		80.00	100	W1/2SE1/4;
20-4-5.03	ICOR-1		35.00	90.74	N 1/2NE1/4SE1/4; SE1/4NE1/4SE1/4;
N1/2SW1/4NE1/4SE1/4;
20-4-5.04	ICOR-1		10.00	100	S1/2SW1/4NE1/4SE1/4;

PAGE 21 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

20-4-5.04	ICOR-1				N1/2NW1/4SE1/4SE1/4;
20-4-5.05	ICOR-1		6.00	86:67	6 acres in the NW corner of SE1/4SW1/4
20-4-5.05	ICOR-1
20-4-5.06	ICOR-1’		34.00	95	SE 1/4SW 1/4 except 6 acres
20-4-5.06	ICOR-1				in the NW corner acquired as Parcel 5.05

The following portions of Section 20,
Township 5 South, Range 3 East,
Franklin County, Illinois:
20-5-3.01	ENC-102		1.00	100	1 acre in the NW corner of the NW 1/4NE1/4;
20-5-3.02	ENC-101		260.00	100	E1/2NE1/4; SE1/4; E1/2SE1/4SW1/4
20-5-3.02	ENC-101A
20-5-3,02	ENC-101B
20-5-3.02	ENC-101C
20-5-3.02	ENC-101D
20-5-3.02	ENC-101E
20-5-3.02	ENC-103

20-5-4.01	ENC-390		580.00	100	All of Section 20 less and except the.
20-5-4.01	ENC-390A				NW1/4SE1/4 and less and except the,
20-5-4.01	ENC-391				E1/2NE1/4SW1/4. -
20-5-4.01	ENC-392				Township 5 South, Range 4 East,
20-5-4.01	ENC-392A.				Franklin County; Illinois
20-5-4.01	ENC-392B
20-5-4.01	ENC-392C
20-5-4.01	ENC-393
20-5-4.01	ENC-395
20-5-0.01	ENC-396
20-5-4.01	ENC-396A
20-5-4.01	ENC-397
20-5-4.01	ENC-398
20-5-4.01	ENEX-1’

20-5-5.01	ENC-622		600.00	100	All of Section 20,
20-5-5.01	ENC-623				Township 5 South, Range 5 East,

PAGE 22 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

20-5-5.01	ENC-624				Hamilton County, Illinois, except the
20-5-5.01	ENC-624A				partial interest described as Parcel 5.02
20-5-5.01	ENC-624B				below;
20-5-5.01	ENC-625
20-5-5.01	ENC-625A
20-5-5.01	ENC-625B
20-5-5.01	ENC-625C
20-5-5.01	ENC-626
20-5-5.01	ENC-627
20-5-5.01	ENC-628
20-5-5.01	ENC-630
20-5-5.01	ENC-630A
20-5-5.01	ENEX-2
20-5-5.02	ENC-629		40.00	97.96	97.96

The following portions of Section 21;
Township 4 South, Range 5 East;
Hamilton County, Illinois:
21-4-5.01	ICOR-1		202.00	25	B-12E1/2E1/2NW1/4; E1/2W112E1/2NW1/4;
W1/2SW1/4SE1/4NW1/4; SW1/4NE1/4;
NE1/4SW1/4; NW1/4SE1/4;
E1/2SE1/4SW1/4
21-4-5.02	ICOR-1		40.00	100	S1/2SW1/4NW1/4 & N1/2NW1/4SW1/4
21-4-5.03	ICOR-1		40.00	37.5	NE1/4SE1/4
21-4-5.04	ICOR-1		20.00	100	S1/2NW1/4SW1/4
21-4-5.05	ICOR-1		40.00	100	E1/2SW1/4SW1/4; W1/2SE1/4SW1/4

The following portions of Section 21,
Township 5 South, Range 3 East,
Franklin County, Illinois:
21-5-3.01	ENC-104		572.75	100	ENC-110A,110B,104A
21-5-3.01	ENC-105				N1/2; E1/2SE1/4; E1/2W1/2SE1/4;
21-5-3.01	ENC-106				SW 1/4SW 1/4; NW 1/4SW 1/4 less and
21-5-3.01	ENC-106B				except 3.5 acres in the SE corner
21-5-3.01	ENC-106C				thereof;

PAGE 23 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

21-5-3.01	ENC-106D
21-5-3.01	ENC-106E
21-5-3.01	ENC-106F
21-5-3.01	ENC-106G
21-5-3.01	ENC-106H
21-5-3.01	ENC-106I
21-5-3.01	ENC-107
21-5-3.01	ENC-108
21-5-3.01	ENC-109
21-5-3.01	ENC-110
21-5-3.01	ENC-112
21-5-3.01	ENC-112A
21-5-3.01	ENCW-9
21-5-3.01	ENEX-1
21-5-3.02	ENC-110B		0.25	100	0.25 acre In the SE corner of the
NE1/4SW1/4

21-5-4.01	ENC-399		572/25	100	All of Section 21
21-5-4.01	ENC-399A				Township 5 South, Range 4 East;
21-5-4.01	ENC-399B				except 5 acres in the NE corner of the
21-5-4.01	ENC-400				SE1/4SW3/4;
21-5-4.01	ENC-400A				and except the partial
21-5-4.01	ENC-401				interests described as Parcels
21-5-4.01	ENC-403				4.02 and 4.03 below;
21-5-4.01	ENC-403A
21-5-4.01	ENC-404
21-5-4.01	ENC-404A
21-5-4.01	ENC-404B
21-5-4.01	ENC-405
21-5-4.01	ENC-405A
21-5-4.01	ENC-406
21-5-4.01	ENC-407
21-5-4.01	ENC-407A
21-5-4.01	ENC-408
21-5-4.01	ENC-409

PAGE 24 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

21-5-4.01	ENC-409A
21-5-4.01	ENC-409D
21-5-4.01	ENEX-1
21-5-4.01	ENC-402		60.00	99.5	NE1/4SE1/4 & S1/2SE1/4NE1/4
21-5-4.01	ENC-409B		2.75	93.3	2.75 acres in the NE corner
of the SE1/4SE1/4SE1/4

21-5-5.01	ENC-631		440/.00	100	All of Section 21
21-5-5.01	ENC-631A				Township 5 South, Range 5 East,
21-5-5.01	ENC-632				Hamilton County, Illinois,
21-5-5.01	ENC-633				except those partial interests
21-5-5.01	ENC-635				described as Parcels 5.02 and 5.03 below;
21-5-5.01	ENC-636
21-5-5.01	ENC-637
21-5-5.01	ENC-637A
21-5-5.01	ENC-637B
21-5-5.01	ENC-638
21-5-5.01	ENC-639
21-5-5.01	ENC-640
21-5-5.01	ENC-642
21-5-5.01	ENC-643
21-5-5.01	ENC-634		160.00	97.97	SW1/4;
21-5-5.01	ENC-641		40.00	98.2	SW1/4SE1/4

The following portions of Section 22,
Township 4 South, Range 5 East,
Hamilton County, Illinois:
22-4-5.01	ICOR-1		80.00	93.75	N1/2SW1/4;
22-4-5.02	ICOR-1		80.00	100	W1/2SE1/4;
22-4-5.02	ICOR-1
22-4-5.03	ICOR-1		80.00	68.75	S1/2SW1/4

22-5-3.01	ENC-113		640.00	100	All of Section 22,
22-5-3.01	ENC-113A				Township 5 South, Range 3 East,
22-5-3.01	ENC-114				Franklin County, Illinois

PAGE 25 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

22-5-3.01	ENC-114A
22-5-3.01	ENC-114B
22-5-3.01	ENC-115
22-5-3.01	ENC-116
22-5-3.01	ENC-117
22-5-3.01	ENC-118
22-5-3.01	ENC-9
22-5-3.01	ENC-9A
22-5-3.01	ENC-9B
22-5-3.01	ENEX-1
22-5-3.01	ENEX-1

22-5-4.01	ENC-410		636.51	100	All of Section 22
22-5-4.01	ENC-411				Township 5 South, Range 4 East,
22-5-4.01	ENC-412				Franklin County, Illinois, less and except 2
22-5-4.01	ENC-413				tracts located in the NE1/4NW1/4 described
22-5-4.01	ENC-414				as: Tract 1: Beginning at the Intersection of
22-5-4.01	ENC-415				the North line of the public road along the
22-5-4.01	ENC-415A				South line of said NE1/4SW 1/4 with the West
22-5-4.01	ENC-416				line of the r-o-w of the Southern Illinois and
22-5-4.01	ENC-417				Kentucky Railroad Company, thence North
22-5-4.01	ENC-417A				along said West r-o-w line30 feet; thence
22-5-4.01	ENC-417B				Southwesterly in a straight line to a point in
22-5-4.01	ENC-419				the North line of said public road that is 255
22-5-4.01	ENC-420				feet from the POB, thence East along
22-5-4.01	ENC-420A				said North line to the POB, containing 0.09
22-5-4.01	ENC-420B				acre, more or less; Tract 2: Beginning- at the
22-5-4.01	ENC-421A				Intersection of the North line of said public
22-5-4.01	ENC-422				road With the East line of said r-o-w, thence
22-5-4.01	ENC-422B				North along said East line 40 feet. thence
22-5-4.01	ENC-422D				Southeasterly in a straight line to a point in
22-5-4.01	ENC-422E				the North line of said road that is 492 feet
22-5-4.01	ENC-422F				from the POB, thence West along said North
22-5-4.01	ENEX-1				line to the POB, containing 0.23 acre, more
or less; and less and except 3.17 acres

PAGE 26 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					located in the W1/2SE1/4SW1/4
					described as: A strip of land 100 feet wide,
					said strip being 43 feet wide on the East side
					and 57 feet on the West side of the
					located centerline of the railroad, said
					centerline intersect the North line of said
					SE1/4SW1/4 at a point 905 feet West of the
					NE comer thereof, and runs thence South 4°
					30☐ West, 1382 feet, more or less to a point
					in the South line of said SE1/4SW1/4,
					991 feet West of the SE corner thereof,

22-5-5.01	ENC-645A		1.00	100	All of Section 22
22-5-5.02	ENC-645A		29.00	100	Township 5 South, Range 5 East,
22-5-5.03	ENC-645B		8.00	100	Hamilton County, Illinois, less and
					except the NE1/4NE1/4; the
					NW1/4SE1/4 and the W1/2NE1/4SE1/4
					and except those partial interests
					described as Parcels 5.04, 5.05, 5.06 and
					5.10 below:
22-5-5.04	ENC-645C		2.00	50	2 ac. in the NE corner of the NW1/4NW1/4
22-5-5.05	ENC-647B		120.00	90.65	E1/2NW1/4; NE1/4SW1/4
22-5-5.05	ICOR-1		80.00	1.25	W1/2NE1/4
22-5-5.06	ENC-644		40.00	100	(See above)
22-5-5.07	ICOR-1		60.0	100	(See above)
22-5-5.08	ICOR-1
22-5-5.09	ENC-647A		40.00	100	(See above)
22-5-5.10	ENC-647D		60.00	50	SW1/4SW1/4; W1/2SEI/4SW1/4
22-5-5.11	ENC-647C		60.00	100	(See above)
22-5-5.12	ENC-647		40.00	100	(See above)
22-5-5.12	ICOR-1

23-3.4.01	ICOR-1		60.00	100	The following portions of Section 23,
					Township 3 South, Range 4 East,
					Jefferson County, Illinois:

PAGE 27 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

The SE1/4SE1/4 and the
E1/2SW1/4SE1/4 of

The following portions of Section 23,
Township 4 South, Range 4 East,
Jefferson County, Illinois,
23-4-4.01	ICOR-1		80.00	46.51	E1/2NE1/4;
23-4-4.02	ICOR-1		130.00	100	W1/2SW1/4; NE1/4SW1/4;
N1/2N1/2SE1/4SW1/4

23-4-5.01	ICOR-1		50.00	100	50 acres located Southwest of Highway 460
in the SE1/4 of Section 23,
Township 4 South, Range 5 East,
Hamilton County, Illinois
W1/2; SE1/4; W112NE1/4
of Section 23,
Township 5 South, Range 3 East,
Franklin County, Illinois

23-5-4.01	ENC-423		615.00	100	All of Section 23
23-5-4.01	ENC-424				Township 5 South, Range 4 East,
23-5-4.01	ENC-425				Franklin County, Illinois, less and
23-5-4.01	ENC-426				except 1.38 acres referenced in Parcel 4.03
23-5-4.01	ENC-427				below and except
23-5-4.01	ENC-428				those partial interests described as
23-5-4.01	ENC-428A				Parcels 4.02 and 4.03 below;
23-5-4.01	ENC-428B
23-5-4.01	ENC-428C
23-5-4.01	ENC-428D
23-5-4.01	ENC-428E
23-5-4.01	ENC-429
23-5-4.01	ENC-430
23-5-4.01	ENC-431

PAGE 28 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

23-5-4.01	ENC-432
23-5-4.01	ENC-433
23-5-4.01	ENC-434
23-5-4.01	ENC-434A
23-5-4.01	ENC-435
23-5-4.01	ENC-437A
23-5-4.01	ENC-438	-
23-5-4.01	ENC-439
23-5-4.01	ENC-441
23-5-4.01	ENEX-1
23-5-4.02	ENC-426A		5.00	98.8	The North 5 acres
					of the NE1/4NE1/4NW1/4
23-5-4.03	ENC-431B		18.62	96.66	N1/2NWI/4NE1/4 less and except 1.38
					acres in the NE corner thereof

					The following portions of Section 23,
					Township 5 South, Range 5 East,
					Hamilton County, Illinois:
23-5-5.01	ICOR-1		18:00		SW1/4NE1/4NW1/4; Part of the
					NW1/4NE1/4NW1/4 (See B-5)

23-5-5.02	ICOR-1		40:00	50	NW1/4NE1/4
23-5-5.03	ICOR-1			0
23-5-5.04	ICOR-1		65.00	50	SW1/4NW1/4; N1/2NW1/4SW1/4 &
					That part of the SW1/4NW1/4SW1/4 West
					of Goshen Road;
23-5-5.05	ICOR-1		200b	15.63	W1/2SE1/4NW1/4
23-5-5.06	ICOR-1			0
23-5-5.07	ICOR-1		40.00	31.25	N1/2NE1/4SW1/4; N1/2NW1/4SE1/4
23-5-5.08	ICOR-1		40.00	50	NE1/4SE1/4
23-5-5.08	ICOR-1
23-5-5.09	ICOR-1		40.00	100	40 acres in the S3/4W1/2SW1/4
					East of Goshen Rd;
23-5-5.10	ICOR-1		60.00	100	SE1/4SW114; S1/2NE1/4SW1/4:

PAGE 29 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

23-5-5.11	ICOR-1		60.00	100	SW1/4SE1/4; S1/2NW1/4SE1/4
23-5-5.12	ENC-648		12.50	75	12.50 acres in the SW1/4SW1/4 West
23-5-5.12	ICOR-1				of Goshen Road.
23-5-5.13	ICOR-1		38.00	100	West 38 acres of the SE1/4SE1/4
23-5-5.14	ENC-648A		2.50	100	Part of the SW1/4SW1/4 lying West of the
					public road described as: Beginning at the
					center of the road 166 feet North of section
					line, thence West 320 feet to a ditch, thence
					in a Northeasterly direction following the ditch
					to the road, thence Southeasterly following
					the road to the POB

24-3-4.01	ICOR-1		120.00	100	S1/2NE1/4; NE1/4SW1/4;
24-3-4.02	ICOR-1		40.00	100	NE1/4 SW 1/4;
24-3-4.03	ICOR-1		80.00	100	W1/2SW1E1/4, all in Section 24
					Township 3 South, Range 4 East,
					Jefferson County, Illinois

24-4-4.01	ICOR-1-		80.00	46.51	W1/2NW1/4, all of Section 24,
					Township 4 South, Range 4 East,
					Jefferson County, Illinois

24-5-3.01	ENC-124		560.00	100	E1/2; SW1/4; E1/2NW1/4 of
24-5-3.01	ENC-124A				Section 24
24-5-3.01	ENC-124B				Township 5 South, Range 3 East,
24-5-3.01	ENC-125				Franklin County, Illinois
24-5-3.01	ENEX-1

24-5-4.01	ENC-442-		560.00	100	All of Section 24
24-5-4.01	ENC-443				Township 5 South, Range 4 East
24-5-4.01	ENC-444				Franklin County, Illinois
24-5-4.01	ENC-445
24-5-4.01	ENC-446
24-5-4.01	ENC-446A.
24-5-4.01	ENC-447

PAGE 30 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

24-54.01	ENC-448
24-5-4.01	ENC-449
24-5-4.01	ENC-450
24-5-4.01	ENC-450A
24-5.4.01	ENC-453
24-5-4.01	ENC-455
24-5-4.01	ENC-457
24-5-4.01	ENC-458
24-5-4.01	ENC-459A.
24-5-4.01	ENC-459B
24-5-4.01	ENC-459C
24-5-4.01	ENC-460
24-54.01	ENEX-1
24-5-4.02	ENEX-1		40.00	100.	(See above)
24-5-4.03	ENC-461		40.00	100	(See above)
24-5-4.03	ENEX-1

Those portions of Section 24
Township 5 South, Range 5 East
Hamilton County, Illinois, described below:
24-5-5.01	ICOR-1		140.00	50	Part of the NW1/4NE1/4 described as
commencing at the NW corner and running
thence south 70 rods, thence east 4 rods
and 9-317ths feet, thence north 70 rods,
thence west 4 rods and 9-317ths feet to the
place of beginning and containing
2 acres, more or less; E1/2NW1/4 less and
except 4 acres in the SE corner thereof;
the NW1/4NW 1/4 except a parcel
described as commencing
at the SW corner, thence east on quarter
section line 315 feet to a point;
thence north 1213.46 feet to a point, thence
west 315 feet to section tine, thence south
1213.46 feet to the point of beginning, and

PAGE 31 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					except a parcel commencing at the NW
					corner of the NW1/4NW1/4 thence east on
					section line 315 feet to a point, thence
					thence south 106.54 feet to a point; thence
					west 315 feet to section tine, thence north
					106.54 feet to the NW corner of said tract to
					the point of beginning.
24-5-5.02	ICOR-1			0
24-5-5.03	ICOR-1		90.00	50	W1/2SW1/4; the West 8 acres of the
24-5-5.03	ICOR-1				W1/2NE1/4SW1/4; 2 acres in the
					NW comer SE1/4SW1/4
24-5-5.04	ICOR-1		50.00	100	W1/2SE1/4; W1/2E1/2SW1/4 except
24-5-5.05	ICOR-1		100.60	100	the West 8 acres of the
					W1/2NE1/4SW1/4 and except 2 acres
					in the NW comer SE1/4SW1/4

					A portion of Section 25, Township 3 South,
					Range 4 East, Jefferson County, Illinois,
					described in the referenced deeds
					and generally described as follows:
25-3-4.01	ICOR-1		140.00	100	.NEI/4NE1/4 less and except 2 acres In the
					NW corner thereof;
					SW1/4NE1/4; SE1/4NE1/4; S1/2NW1/4NE1/4;
					The South 2 acres N1/2NW1/4NE1/4
25-3-4.02-	ICOR-1		160.00	50	S1/2NW1/4; N1/2SW1/4
25-3-4.03	ICOR-1		100.00	100	W1/2SE1/4; E1/2SE1/4SW1/4
25-3-4.04	ICOR-1		80.00	100	E1/2SE1/4
25-3-4.05	ICOR-4	-	40.00	100	SW1/4SW1/4
25-3-4.06	ICOR-1		20.00	100	W1/2SE1/4SW1/4

25-4-4.01	ENC-160		40.00	46.51	SW1/4SW1/4 of Section 25
					Township 4 South, Range 4 East,
					Jefferson County, Illinois

					All of Section 25, Township 5 South,

PAGE 32 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					Range 3 East, Franklin County, Illinois,
					described as follows:
25-5-3.01	ENEX-1		26.66	100	West 26.50 acres of NW1/4NW1/4
25-5-3.02	ENEX-1		33.33	33.33	East 13.5 acres of the NW1/4NW1/4; West
					10 acres of the NE1/4NW1/4; North 10
					acres of the SW1/4NW1/4.
25-5-3.03	ENCW-43		82.75	89.9	East 30 ares’of the NE1/4NWI/4;
25-5-3.03	ENCW-44				East-30 acres of the NEI/4NW1/4;
					South 14 acres of the NW1/4NE1/4;
					South 10 acres NEI/4NE1/4; 0.75 acre
					in the NE comer-of the SEI/4NE1/4;
					N1/2SW1/4NE1/4; West 8 acres, more or less,
					of-the:SW1/4SW1/4NE1/4;
25-5-3.04	ENC-128		56.00	100	North-26 acres NW1/4NE1/4;North 30
25-5-3.04	ENEX-1				acres of the NE1/4NEII4
25:5-3.05	ENC-127		441:25	100	S1/2; SE1I4NW1/4; South 30
25-5-3.05	ENC-129				acres ofSW1/4NW1/4;-SE1/4NE1I4
25-5-3.05	ENC-130				less and except 0.75 acre in the-NE:corner
25-5-3.05	ENC-130A				as described in the referenced deed;
25-5-3.05	ENC-1308				12 acres, more or less, in the SW1/4NE1/4
25-5-3.05	ENC-132				beginning at the SE: corner thereof, thence
25-5-3.05	ENC-132A				North 40 rods, thence West 46 rods to the
25-5-3.05:	ENC-132B				little creek, thence South along said creek
25.5-3.05’	ENEX-1				40 rods, thence East 46 rods to the:’
			’		point of beginning

					Those portions of Section 25, Township
25-5-5.01	ICOR-1		200.00	100	5 South, Range 5 East, Hamilton County,
25-5-5.01	ICOR-1				Illinois, described as follows:
25-5-5.01	ICOR-1				NW1/4; NW1/4NE1/4
25-5-5.02	ICOR-1		43.33	11.57	W1/2NW1/4SW1/4; NW1/4SE1/4SW1/4;
					N1/4E213SW 1/4SW I/4;
					N1/2W113SW1/4SW1/4

					The following portions of Section 26,

PAGE 33 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					Township 3 South, Ranqe 4 East,
					Jefferson County, Illinois:
26-3-4.01	ICOR-1		158.00	100	E1/2NW1/4; W1/2NE1/4 except 2 acres in
					the Southwest corner thereof;
26-3-4.02	ICOR-1		40.00	100	0 NE1/4NE1/4;
26-3-4.03	ICOR-1		30.00	100	West 30 acres of the SE1/4NEI14
26-3-4.04	ICOR-1		10.00	98.4	East 10 acres of the SE1/4NEI/4
26-3-4.04	ICOR-1
26-3-4.05	ICOR-1		40.00	50	NW1/4SE1/4;
26-3-4.06	ICOR-1		39.00	100	NE1/4SE1/4 except 1 acre In the
26-3-4.06	ICOR-1				NE comer thereof; .
26-3-4.07	ICOR-1		1.00	50	f acre in the NE-corner of the NE1/4SE1/4

					Those portions of Section 26, Township
					4 South, Range 4 East,
					Jefferson County, Illinois, described as
					follows:
26-4-4.01	iCOR-1		10.00	100	The North 10 acres of the NW1/4NW1/4;
26-4-4.02	ENC-161		318.00	100	E1/2 except 2 acres in the SW comer
26-4-4.02	ENC-162				of the SE1/4SE1/4 as described
26-4-4.02	ENC-163				in the referenced deeds;
26-4-4.02	ENC-164
26-4-4.02	ENC-165
26-4-4.02	ENC-168A
26-4-4.02	ENCW-168B
26-4-4.03	ENC-166		80.00	100	W 1/2SW 1/4
26-4-4.03	ENC-167
26-4-4.03	ENC-168

26-4-5.01	ICOR-1		160.00	100.00	NE1/4 of Section 26, Township 4 South,
					Range 5 East, Hamilton County, Illinois

PAGE 34 OF EXHIBIT A TO ILLINOIS COAL LEASE

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TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

26-5-3.01	ENC-133		560.00	100.00	All of Section 26, Township 5 South,
26-5-3.01	ENC-134				Range 3 East, Franklin County,
26-5-3.01	ENC-135				Illinois, except the partial interest described
26-5-3.01	ENC-136				as Parce 3.02 below:
26-5-3.01	ENC-136A
26-5-3.01	ENC-136B
26-5-3.01	ENC-136C
26-5-3.01	ENC-137
26-5-3.01	ENC-13B
26-5-3.01	ENC-139
26-5-3.01	ENC-140
26-5-3.01	ENC-141
26-5-3.01	ENC-142
26-5-3.02	ENC-141A		80.00	97.35	SE1/4NW1/4 and the SW1/4NE1/4
Those portions of Section 26; Township 5
South, Range 5 East, Hamilton County,
Illinois, described as follows:
26-5-5.01	ENC-649		35.00	100.00	NW1/4NW1t4 West-of Goshen Rd.; and
26-5-5.01	ICOR-1				10 acres in N1/2SW.1I4NW1/4 described as
commencing at a point 19 rods, 8 links.
West of the NE comer of SW 1/4NW1/4,
thence West 59 tods and .17 links,
thence South 40 rods, thence East 40 rods.
to the SE comer of the Town of Mellonville;
thence along the boundary of said town
to the point of beginning;
26-5-5.02	ICOR-1		135.00	100.00	N1/2NE1/4; N1/2NW1/4 East’of Goshen Rd.
26-5-5.03	ICOR-1		80.00	100.00	NE1/4SE1/4; SE1/4NE1/4;
26-5-5.03	ICOR-1
26-5-5.03	ICOR-1
26-5-5.04	ICOR-1		25.00	25.00	West 25 acres of the SEI/4SEI/4

27-4-4.01	ENC-170		151.97	100.00	Those portions of Section 27, Township
27-4-4.01	ENG171				4 South, Range 4 East, Jefferson County,
27-4-4.01	ENC-171 W				Illinois, described as follows:
27-4-4.01	ENC-172				N1/2NE1/4; SE1/4NE1/4;
27-4-4.01	ENC-172A				West 31.97 acres of the
27-4-4.01	ENC-175A				SW1/4NE1/4;

PAGE 35 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

27-4-4.01	ENC-175B
27-4-4.02	ENC-169		60.00	50.00	SE1/4NW1/4; N1/2SW1/4NW1/4;
27-4-4.02	ENC-175G
27-4-4.03	ENC-175D		100.00	75.00	NWI/4SWI/4;SWI/4SW1/4;
					W1/2SE1/4SW1/4
27-4-4.04	ENC-173		40.00	100.00	NE1/4SW1/4;
27-4-4.05	ENC-173A		79.63	70.00	N1/2SE1/4;
27-4-4.05	ENC-173A(w)
27-4-4.05	ENCW-32
27-4-4.06	ENC-173B		80.37	100.00	S1/2SE1/4
27-4-4.06	ENC-1 74
27-4-4.06	ENC-175
27-4-4.06	ENC-175C

					Those portions of Section 26; Township 5
					South, Range 5 East, Hamilton County,
					Illinois, described as follows:
26-5-5.01	ENC-649		35.00	100.00	NW1/4NW1t4 West-of Goshen Rd.; and
26-5-5.01	ICOR-1				10 acres in N1/2SW1/4NW1/4 described as
					commencing at a.point 19 rods, 8 links.
					West of the NE comer of SW 1/4NW1/4,
					thence West.59 tods and .17 links,
					thence South 40 rods, thence East 40 rods.
					to the SE comer of the Town of Mellonville;
					thence along the boundary of said town
					to the point of beginning; .
26-5-5.02	ICOR-1		135.00	100.00	N1/2NE1/4; N1/2NW1/4 East of Goshen Rd.’
26-5-5.03	ICOR-1		80.00	100.00	NE1/4SE1/4; SE1/4NE1/4;
26-5-5.03:	ICOR-1
26-5-5.03	ICOR-1
26-5-5.04	ICOR-1		25.00	25.00	West 25 acres of the SEI/4SEI/4

27-4-4.01	ENC-170		151.97	100.00	Those portions of Section 27, Township
27-4-4.01	ENG171				4 South, Range 4 East, Jefferson County,
27-4-4.01	ENC-171 W				Illinois, described as follows:
27-4-4.01	ENC-172				N1/2NE1/4; SE1/4NE1/4;

PAGE 36 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

27-4-4.01	ENC-172A				West 31.97 acres of the
27-4-4.01	ENC-175A				SW1/4NE1/4;
27-4-4.01	ENC-175B
27-4-4.02	ENC-169		60.00	50.00	SE1/4NW1/4; N1/2SW1/4NW1/4;
27-4-4.02	ENC-175G
27-4-4.03	ENC-175D		100.00	75.00	NWI/4SWI/4;SWI/4SW1/4;
					W1/2SE1/4SW1/4
27-4-4.04	ENC-173		40.00	100.00	NE1/4SW1/4;
27-4-4.05	ENC-173A		79.63	70.00	N1/2SE1/4;
27-4-4.05	ENC-173A(w)
27-4-4.05	ENCW-32
27-4-4.06	ENC-173B		80.37	100.00	S1/2SE1/4
27-4-4.06	ENC-1 74
27-4-4.06	ENC-175
27-4-4.06	ENC-175C

					Those portions of Section 27, Township 4
					South, Range 5 East, Hamilton County;
					Illinois, described as follows:
27-4-5.01	ICOR-1		160.00	50	N1/2NW1/4; W1/2NE1/4;
27-4-5.02’	ICOR-1		84.00	60.71	SW1/41W1/4; NW1/4SW1/4;
					North 4 acres of the SW1/4SW1/4;
27-4-5.03	ICOR-1		120.00	75	SE1/4NW1/4; E1/2SW1/4;
27-4-5.04	ICOR-1		40.00	100	SE1/4NE1/4;
27-4-6.04	ICOR-1
27-4-5.05	ICOR-1		20.00	50	S1/2NE1/4SE1/4;
27-4-5.06	ICOR-1		36.00	100	South 36 acres of the SW-1/4SW 1/4

27-5-3.01	ENC-143		560.00	100.00	Section 27, Township 5 South,
27-5-3.01	ENC-145				Range 3 East,
27-5-3.01	ENC-145A				Franklin County, Illinois,
27-5-3.01	ENC-146				N1/2; W1/2SW1/4; SE1/4SW1/4;
27-5-3.01	ENC-146A				E1/2SE1/4; SW1/4SE1/4;
27-5-3.01	ENC-147

PAGE 37 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

27-5-3.01	ENC-148
27-5-3.01	ENEX-1
27-5-3.01	ENEX-1
27-5-3.02	ENC-144		80.00	50.00	NE1/4SW1/4; NW1/4SE1/4

27-5-5.01	ENC-650		140.00	100.00	Section 27, Township 5 South, Range 5 East,
27-5-5.01	ENC-651				Hamilton County, Illinois,
27-5-5.01	ENCW-4				N1/2N1/2; N1/2SE1/4NE1/4
27-5-5.01	ICOR-1
27-5-5.02	ICOR-1		40.00	100.00

					Those portions of Section 28, Township 4
					South, Range 4 East, Jefferson County,
					Illinois, described as follows:
28-4-4.01	ENC-176		80.00	100.00	N1/2NE1/4;
28-4-4.01	ENC-176A
28-4-4.02	ENC-182D		20.00	98.82	West 20 acres of the North 35 acres of the
28-4-4.02	ENC-182D(w)				NW1/4SW1/4;
28-4-4.03	ENC-182		85.00	100.00	NE1/4SWI/4; SW1/4SW1/4; the
28-4-4.03	ENC-182C				South 5 acres of the NW 1/4SW1/4;
28-4-4.03	ENC-182C(w)
28-4-4.04	ENC-179		40.00	100.00	SW1/4SE1/4;
28-4-4.04	ENC-180
28-4-4.04	:ENC-181
28-4-4.04	ENC-181(w)
28-4-4.05	ENC-182A		40.00	70.37	SE1/4SE/14

28-4-5.01	ICOR-1		40:00	100.00	SE1/4NE1/4 of.Section-28, Township
					4 South, Range 5 East, Hamilton.County;
					Illinois

					Those portions of Section 28, Township
					5 South, Range 3 East, Franklin County,
					Illinois, described as follows:
28-5-3.01	ENC-154A		80.00	93.33	W1/2NW1/4;

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

28-5-3.02	ENC-150		557.91	100.00	All of Section 28 except the partial interest
28-5-3.02	ENC-150A				described above as Parcel 3.01 and less
28-5-3.02	ENC-150B				and except 2 acres, more or less, in the
28-5-3.02	ENC-150C				NW comer of the SE 1/4SE1/4, described as
28-5-3.02	ENC-151				beginning at the NW corner of said
28-5-3.02	ENC-151A				SE1/4SE1/4, thence East 218 feet, thence
28-5-3.02	ENC-152				South 418 feet, thence West 218 feet,
28-5-3.02	ENC-153				thence North 418 feet, to the point of
28-5-3.02	ENC-153A				beginning
28-5-3.02	ENC-154
28-5-3.02	ENCW-154B
28-5-3.02	ENEX-1
28-5-3.02	ENEX 1

28-5-5.01	ENC-652		594.00	100.00	All of Section 28, Township 5 South,
28-5-5.01	ENC-653				Range 5 East, Hamilton County,.
28-5-5.01	ENC-654.				Illinois, except the partial interest described
28-5-5.01	ENC-656				as Parcel 5.02 below:
28-5-5.01	ENC-656A
28-5-5.01	ENC-657
28-5-5.01	ENC-657A
28-5-5.01	ENC-658
28-5-5.01	ENC-659
28-5-5.01	ENC-660
28-5-5.01	ENC-661
28-5-5.01	ENC-663
28-5-5.01	ENC-664
28-5-5.01	ENC-665
28-5-5.01	ENCW-665A
28-5-5.02	ENC-655		46.00	99.59	NE1/4NW1/4 & North-6 acres of-
SE1/4NW 1/4

29-3-5.01	ICOR-1		40.00	50.00	The NW 1/4SW 1/4 of Section 29,
Township 3 South, Range 5 East,
Hamilton County, Illinois

PAGE 39 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

29-4-4.01	ENC-183		120.00	50.00	S1/2SE1/4; NE1/4.SW1/4 of Section 29,
Township 4 South, Range 4 East,
Jefferson County, Illinois

The following portions of Section 29,
Township 4 South, Range 5 East,
Hamilton County, Illinois: NW1/4NE1/4;
29-4-5.01	ICOR-1		20.00	100.00	N1/2NE1/4NW1/4;
29-4-5.01	ICOR-1
29-4-5.02	ICOR-1		40.00	100.00	NW1/4NE1/4;
29-4-5.03	ICOR-1		108.00	100.00	All that part of the S1/2N1/2NW1/4 east of
the highway; E1/2SE1/4NW1/4;
South 40 acres of West 60
acres of S1/2NW 1/4;
and West 15 acres of SW1/4NE1/4

29-5-3.01	ENG155		440.00	100.00	The following portions of Section 29,
29-5-3.01	ENC-156				Township 5.South, Range 3 East,
29-5-3.01	ENC-156A				Franklin County; Illinois
29-5-3.01	EN -157				E1/2NE1/4NW1I4; S314E1/2W1/2;
29-5-3.01	ENG158				E1/2 except the partial Interest described as
29-5-3.01	ENC-159				Parcel 3.02 below;
29-5-3.01	ENC-159A
29-5-3.01	ENC-159B
29-5-3.01	ENC-159C
29-5-3.02	ENCW-28		20.00	87.50	N1/2NW1/4NE1/4
29-5-5.01	ENC-666		640.00	100.00	All of Section 29, Township 5 South,
29-5-5.01	ENC-667				Range 5 East, Hamilton County,
29-5-5.01	ENC-668				Illinois
29-5-5.01	ENC-669
29-5-5.01	ENC-670
29-5-5.01	ENC-671
29-5-5.01	ENC-672
29-5-5.01	ENC-673

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

29-5-5.01	ENC-674
29-5-5.01	ENC-675
29-5-5.01	ENC-676
29-5-5.01	ENC-677
29-5-5.01	ENC-678

3-4-4.01	ICOR-1		40.00	25.00	SE1/4NE1/4 of Section 3, Township 4 South
Range 4 East, Jefferson County, Illinois

3-5-3.01	ENC-16		470.78	100.00	The following portions of Section 3,
3-5-3.01	ENC-17				Township 5 South, Range 3 East,
3-5-3.01	ENC-17A				Franklin County, Illinos:
3-5-3.01	ENC-1 7B				SW1/4NW 1/4; N1/2SW1/4;
3-5-3.01	ENC-18				SW1/4SW1/4; W1/2SE1/4SW1/4;
3-5-3.01	ENC-18A				NE1/4SE1/4; E1/2NE1/4;
3-5-3.01	ENC-19				SW1/4NE1/4; Part of the NW1/4NE1/4
3-5-3:01	ENCG20				lying South and West of the Public
3-5-3.01	ENC-21				Highway running from Benton to
3-5-3.01	ENCW-50				Mt. Vernon
3-5-3.01	ENEX-1

3-5-4.01	ENC-244,		475.00	100.00	The following portions of Section 3,
3-5-4.01	ENC-246				Township 5 South; Range 4 East,
3-5-4.01	ENC-246A				Franklin County, Illinois:
3-5-4.01	ENC-2468				E11SE1/4SW1/4; N1/2SW1/4;
3-5-4.01	ENG246C				E1/2E1/2E1/2NW1/4;
3-5-4.01	ENG246D				the South 30 acres of the NW 1/4
3-5-4.01	ENC-246E				lying West of the E1/2SE1/4SE1/4NW1/4
3-5-4.01	ENC-247
3-5-4.01	ENC-247A
3-5-4.01	ENC-247B
3-5-4.01	ENC-248
3-5-4.01	ENC-249

3-5-5.01	ENC-536		87.36	100.00	N1/2NW1/4 and SW 1/4 of

PAGE 41 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

3-5-5.01	ENC-537				Section 3, Township 5 South, Range 5 East,
3-5-5.02	ENC-538		160.00	100.00	Hamilton County, Illinois
3-5-5.02	ENC-538A
3-5-5.02	ENC-538B
3-5-5.02	ENC-538C

30-3-5.01	ICOR.1.		120.00	100.00	The following portions of Section 30,
30-3-5.02	ICOR-1		79.00	100.00	Township 3 South, Range 5 East,
					Hamilton County.’lllinois:
					W 1/2NW 1/4;’SW 1/4NW1/4;
					N1/2SE1/4-less I acre 16-1/2’ wide on’the
					north side thereof

					The folowing portions of Section 30,
					Township 4 South, Range 4 East,
					Jefferson County, Illinois:
30-4-4.01	ENC-188C		20.00	50.00	N1/2NW1/4NWI/4;
30-4-4.02	ENC-184		60.00	100.00	S1/2NW1/4NW1/4: SW1/4NW1/4;
30-4-4.02	ENC-184A
30-4-4.02	ENC-1 85
30-4-4.03	ENC-188A		60.00	63.64	SEI/4NEI/4; E1/2SW1/4NEI/4;
30-4-4.03	ENC-188B
30-4-4.04	ENC-1881		32.00	66.67	The North 32 acres of the N1/2N1/2SE1/4
30-4-4.05	ENC-1 87		64.00	63.64	The South 8 acres of the N1/2N1/2SE1/4;
30-4-4.05	ENC-188D				S1/2N1/2SE1/4;
					The North 16 acres of the N1/2S1/2SE1/4;
30-4-4.06	ENC-188E		62.66	66.67	The South 64 acres of the S1/2SE1/4 less
30-4-4.06	ENC-188F				and except the 1.33 acre partial interest
30-4-4.06	ENC-188H				described as Parcel 4.08 below;
30-4-4.07	ENC-188		10.43	100.00	SE1/4SE1/4SW1/4;
30-4-4.08	ENC-188G		1.33	57.57	1.33 acres lying immediately between the
					following described tracts of land to wit:
					20 acres off the East end and 10-2/3 acres
					off the West end of the 32 acres off the South
					side of the S1/2SE1I4

PAGE 42 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

The following portions of Section 30,
Township 5 South, Range.4 East,
Franklin County, Illinois:
30-5-4.01	ENC-462		574.16	100.00.	N1/2; SW 1/4; W 1/2SE1/4;
30-5-4.01	ENC-464				S1/2SE1/4SE1/4
30-5-4.01	ENC-464A
30-5-4.01	ENC-465
30-5-0.01	ENC-465A
30-5-4.01	ENC-465C
30.5-4.01	ENC-465D
30-5-4.01	ENEX-1
30-5-4.02	ENC-463		59.00	50.00	N1/2SE1/4SE1/4; NE1/4SE1/4 less
30-5-4.02	ENC-463A				and except I acre in the NE corner thereof
30-5-4.02	EN EX-1

30-5-5.01	ENC-679		416.91	100.00	Those portions of Section 30, Township 5
30-5-5.01	ENC-680				South, Range 5 East, Hamilton County,
30-5-5.01	ENC-682				Illinois described as follows:
30-5-5.01	ENC-686				N1/2NW1/4, SW 1/4NW1/4
30-5-5.01	ENC-686A
30-5-5.01	ENC-686B
30-5-5.01	ENC-688A
30-5-5.01	ENC-688E
30-5-5.02	ENC-681A		171.43	100.00	SE1/4NW1/4; N1/2SW1/4; A part of the
30-5-5.02	ENC-688C				SW1/4SW1/4 described as beginning at a
30-5-5.02	ENC-688D				stone at the SE corner of said SW1/4SW1/4,
30-5-5.03	ENC-688B		45.69	100.00	thence West along section lines 1049.4 feet,
thence North 0° 35’ West 948 feet, thence
West 176 feet, thence North 2° 19’ West
373.2 feet, thence East 1,254 feet, thence
South 0° 15’ East 1,326.6 feet to the point of
beginning; A part of the N1/2SW1/4SW 1/4
descrbibed as beginning 120 feet North of the
SW corner of said tract, thence East 245

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					feet, thence South 120 feet; thence East 199
					feet, thence North 296 feet, thence West
					444 feet, thence South 176 feet to the point
					of beginning;
30-5-5.04	ENC-681B		40.00	98.20	SW1/4SE1/4

					The following portions of Section 31,
					Township 3 South, Range 5 East;
					Hamilton County, Illinois:
31-3-5.01	ICOR-1		380.00	50.00	E1/2 less and except E1/2NE1/4NE1/4 and
					less and except 1 acre on the
					West side of NWIASWIIMSE1/4
					NE1/4NW1/4; NE1/4SW1/4;

					The following portions of Section 31,
					Township 4 South, Range 4 East,
					Jefferson County, Illinois:
31-4-4.01	ENC-189		120.00	100.00	NE1/4NW1/4; W1/2NE1/4;
31-4-4.01	ENC-191				N1/2NE1/4NE1/4;
31-4-4.02	ENC-191A		20.00	99.38	S1/2NE1/4NE1/4;
31-4-4.02	ENC-191A(w)
31-4-4.03	ENC-191B		120.00	63.64	SE1/4NE1I4; E1/2SE1/4
31-4-4.03	ENC-191 D

31-4-5.01	ENC-506		49.05	100.00	All of Section 31. Township 4 South,
31-4-5.01	ENEX-2				Range 5 East, Hamilton County,
31-4-5.02		ENG501590.95		100.00	Illinois
31-4-5.02	ENC-502
31-4-5.02	ENC-502A
31-4-5.02	ENC-503
31-4-5.02	ENC-504
31-4-5.02	ENC-504A
31-4-5.02	ENC-505
31-4-5.02	ENC-507
31-4-5.02	ENCW-34

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

31-4-5.02	ENEX-2

					The following portions of Section 31,
					Township 5 South, Range 5 East,
					Hamilton County, Illinois:
31-5-5.01	ENC-688		487.83	100.00	S1/2NE1I4 less and except 5 acres on the
31-5-5.01	ENC-689				West side as described in Parcel 6.02 below;
31-5-5.01	ENC-691				NW1/4NE1/4; S1/2;
31-5-5.01	ENC-692				All that part of the NE1/4NW1/4 lying north
31-5-5.01	ENC-693				of the Benton and McLeansboro Road, except
31-5-5.01	ENC-694				1.556 acres in the SW corner thereof;
31-5-5.01	ENG694A
31-5-5.01	ENC-695
31-5-5.01	ENC-696
31-5-5.02	ENC-690		40.00	98.61	NEI14NE1/4;
31-5-5.03	ENCW-6		1.34	100.00	1.34 acres in the NW corner
					SE1/4NW1/4NW1/4 as described in
					referenced deed:
31-5-5.04	ENC-697B		9.91	100.00	NW1/4SW1/4NW1/4;
31-5-5.05	ENC-697C		81.74	95.46	SW1/4SW1/4NW1/4; E1/2SW1/4NW1/4;
					SE1/4NW1/4;
31-5-5.06	ENC-697A		5.00	66.00	5 acres on the West side SW 1/4NE1/4;

					The following portions of Section 32,
					Township 4 South, Range 4 East,
					Jefferson County, Illinois:
32-4-4.01	ENC-192		29.00	100.00	N1/2NW1/4NW1/4; North 9 acres
					of the S1/2NW.1/4NW 1/4 ENC-192
32-4-4.02	ENG194		80.00	100.00	E1/2NE1/4;
32-4-4.02	ENC-195
32-4-4.02	ENC-196
32-4-4.03	ENC-199A		80.00	63.64	W 1/2SW 1/4;
32-4-4.04	ENC-198		80.00	100,00	E1/2SW1/4;
32-4-4.04	ENG199
32-4-4.05	ENG197		40:00	50.00	SW1/4SE1/4:

PAGE 45 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

32-4-5.01	ENC-509		560.00	100.00	All of Section 32, Township 4 South,
32-4-5.01	ENC-510				Range 5 East, Hamilton County,
32-4-5.01	ENC-511				Illinois, less and except the
32-4-5.01	ENC-512				N1/2NE1/4
32-4-5.01	ENC-512A
32-4-5.01	ENC-513
32-4-5.01	ENC-514
32-4-5.01	ENEX-2

32-5-5.01	ENC-699		615.821	100.00	All of Section 32, Township 5 South,
32-5-5.01	ENC-700				Range 5 East,
32-5-5.01	ENC-700A				Hamilton County, Illinois. less and except
32-5-5.01	ENC-701				SW1/4NE1/4NE1/4 and less and except
32-5-5.01	ENC-702				1.39 acres in the SW comer of the
32-5-5,01	ENC-704				NW1/4NE1/4NE1/4 ENC-703
32-5-5.01	ENC-705				ENC-704 & 7148 and less and except
32-5-5.01	ENC-706				those partial interests described
32-5-5.01	ENC-707				below;
32-5-5.01	ENC-708
32-5-5.01	ENC-709
32-5-5.01	ENC-710
32-5-5.01	ENC-711			.
32-5-5.01	ENC-711A
32-5-5.01	ENC-7.11B
32-5-5.01	ENC-712
32-5-5.01	ENC-714
32-5-5.01	ENC-714B
32-5-5.02	ENC-7008		2.80	97.86	2.8 acres in the NE corner of the
NW1/4NW1/4 (See ENC-700B)
32-5-5.03	ENC-714A		10.00	92.10	SW1/4SWI/4SWI/4 -

The following portions of Section 33,
Township 3 South, Range 4 East,
Jefferson County, Illinois:

PAGE 46 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

33-3-4.01	ICOR-1		126.00	100.00	S1/2NW1/4; NW1/4SW1/4; 6 acres
					off of the West side of the NE 1/4SW 1/4;
33-3-4.02	ICOR-1		80.00	50.00	N1/2SE1/4;
33-3-4.03	ICOR-1		80.00	100.00	S1/2SE1/4

					The following portions of Section 33,
					Township 4 South, Range 4 East;
					Jefferson County, Illinois:
33-4-4.01	ENC-200		120.00	100.00	W 1/2NW 1/4; NW 1/4SW 1/4;
33-4-4.01	ENC-200A	-
33-4-4.01	ENC:206
33-4-4.02	ENC-208B		80.00		E1/2NW1/4;
33-4-4.03	ENG20		20.00	100.00	N1/2NW1/4NE1/4;
33-4-4.03	ENC-201(w)
33-4-4.03	ENC-202
33-4-4.04	ENC-208A		40:00	70:37	NE1/4NE1/4;
33-4-4.05	ENC-207		40.00	100.00	SW 1/4SW 1/4;
33-4-4.05	ENC-208	.
33-4-4.06	ENC-205		40.00	100.00	SE1/4SW1/4;
33-4-4.07	ENC-204		37.00	50.00	SE1/4SE1/41ess and except 3 acres in
					out of the SW comer; being .12 rods East
					and West and 40 rods North and South

					The following portions of Section 33,
					Township 4 South, Range 5 East,
					Hamilton County, Illinois:
33-4-5.01	ENEX-2		280.00	100	SW1/4; W1/2SE1/4; SE1/4SE1/4

					All of Section 33, Township 5 South,
	’				Range 5 East, Hamilton County,
					Illinois, described as follows;
33-5-5.01	ENC-715		513.50	100.00	N1/2; W1/2SW1/4;.
33-5-5.01	ENC-715A				North 15 acres of the NEI14SW 1/4;
33-5-5.01	ENC-716				E1/2SE1/4; E 16-1/2 acres of the
33-5-5.01	ENC-717				NW1/4SE1/4;

PAGE 47 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

33-5-5.01	ENC-717A
33-5-5.01	ENC-720
33-5-5.01	ENC-721A
33-5-5.01	ENC-721B
33-5-5.02	ENC-821C		52.00	75.00	The South 25 acres of the NE1/4SW1/4;
N 1/2SE1/4SW 1/4; East 4 acres of the
S1/2SE1/4SW1/4; West 3 acres of the
NW1/4SE1/4

33-5-5.03	ENC-718		38.50	77.33	E1/2SW1/4SE1/4; WI/2 of the East 37 acres
of the NW1/4SE1/4;
33-5-5.04.	ENC-719		20.00	100.0	W1/2SW1/4SE1/4;
33-5-5.05	ENC-721		16.00	85.94	West 16 acres S1/2SE1/4SW1/4;

The following portions of Section 24,
Township 4 South, Range 3 East,
Jefferson County, Illinois:
34-4-3.01	ENC-1		220.00	100.00	E1/2NE1/4; SW 1/4NE1/4;
34-4-3.01	ENC-4A				N1/2SE1/4; E1/2SE1/4SE1/4
34-4-3.01	ENC-2
34-4-3.01	ENCW-2
34-4-3.01	ENCW-3

The following portions of-Section 34,
Township 4 South, Range 4 East;
Jefferson County, Illinois:
34-4-4.01	ENC-214A		60:00	75	NW1/4NWI/4; W1/2NE1/4NW1/4;
34-0-0.02	ENC-209		491.00	100.00	E1/2; SE1/4NW1/4; NEII4SW.1/4;
34-4-4.02	ENC-209A				SW1/4SWIY4; SE1/4SW1/4 except.10 acres
34-4-4.02	ENC-209B				off the South-side thereof; 9 acre
34-4-4.02	ENC-210				in the SE comer-of the NW 1/4SW 1/4
34-4-4.02	ENC-211
34-4-4.02	ENC-211A
34-4-4.02	ENC-211B
34-4-4.02	ENC-211C

PAGE 48 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

34-4-4.02	ENC-212
34-4-4.02	ENC-212A				.
34-4-4.02	ENC-213
34-4-4.02	ENC-214
34-4-4.02	ENC-214A
34-4-4.02	ENC-214B
34-4-4.02	ENC-214D
34-4-4.02	ENC-214E

34-4-5.01	ENC-698		120.00	100.00	N1/2SW 1/4; SW 1/4SW 1/4 of
34-4-5.01	ENC-698A				Section 34, Township 4 South,
34-4-5.01	ENCW-40				Range 5 East, Hamilton County, Illinois

35-4-3.01	ENC-10		540.00	100.00	The following portions of Section 35,
35-4-3.01	ENC-10B				Township 4 South, Range 3 East,
35-4-3.01	ENC-4				Jefferson County, Illinois:
35-4-3.01	ENC-5				W1/2; SE1/4; W1/2NW1t4NEI/4;
35-4-3.01	ENG-6				SW1/4NEI14;
35-4-3.01	ENC-7.
35-4-3.01	ENC-8
35-4-3.01	ENCW-2
35-4-3.01	ENCW-3
35-4-3.01	ENEX-3.
35-4-3.02	ENEX-3		20.001	50.00	E1/2NWI/4NE1/4

35-4-4.01	ENC-215		620.50	100.00	The following portions of Section 35,
35-4-4.01	ENC-215A				Township 4 South, Range 4 East,
35-4-4.01	ENC-216				Jefferson County, Illinois:
35-4-4.01	ENC-217				W1/2; W1/2E1/2; S314E1/2E1/2;
35-4-4.01	ENC-218				That portion of the NE1/4NE1/4
35-4-4.01	ENC-219				lying Southwest of the road
35-4-4.01	ENC-220
35-4-4.01	ENC-221
35-4-4.01	ENC-222
35-4-4.01	ENC-223

PAGE 49 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

35-4-4.01	ENCW-30
35-4-4.02	ENC-217A		0.18	100.00

35-5-5.01	ICOR-1		20.00	25.00	The N1/2NW1/4NE1/4 of Section 35;
					Township 5 South, Range 5 East,
					Hamilton County, Illinois:

					The following portions of Section 36,
					Township 3 South, Range 4 East,
					Jefferson County, Illinois:
36-3-4.01	ICOR-1		80.00	100.00	E1/2N W 1/4;
36-3-4.02	JCOR-1		30.00	100.00	West 30 acres NE1/4NE1/4;
36-3-4.02	ICOR-1
36-3-4.03	ICOR-1		20.00	100.00	SW 1/4 N W 1/4;
36-3-4.03	ICOR-1
36-3-4.03	ICOR-1
36-3-4.04	ICOR-1			0.00
36-3-4.05	ICOR-1		20.00	100.00	E 1/2SW 1/4N E 1/4;
36-3-4.05	ICOR-1
36-3-4.06	ICOR-1		40.00	100.00	SE1/4NE1/4;
36-3-4.07	ICOR-1		60.00	50.00	NW1/4SW1/4

36-4-3.01	ENC-11		120.00		The S1/2 of Section 36,
36-4-3.01	ENC-11A				Township 4 South, Range 3 East,
36-4-3.01	ENC-11B				Jefferson County, Illinois
36-4-3.01	ENC-12
36-4-3.01	ENC-13
36-4-3.01	ENC.14
36-4:3.01	ENC-15
36-4-3.01	ENEX-3	-
36-4-3.01	EXEX-3

PAGE 50 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

					The following portions of Section 36,
					Township 4 South, Range 4 East,
					Jefferson County, Illinois:

36-4-4.01	ENC-230D		10.37	100.00	A tract of land located In NW 1/4 described as
					follows: Beginning at a stone in the SW
					corner of the NW 1/4NW 1/4, thence South
					627 feet to a stone in the section line,
					thence North 77° East, 296-1/4 feet to a stone
					in the center of old road, thence South 43°
					East, 347 feet to the center of said road,
					thence North 839 feet to the South line
					of NW1/4NW1/4, thence North 264 feet to a
					stone, thence West 495 feet to a stone,
					thence South 264 feet to the POB;
36-4-4.02	ENC-230A		28.77	75.00	West 1/4 of the SE1/4NW1/4; SW 1/4NW 1/4
					lying North and East of the road, except 7.37
					acres for cemetery; West 1/4 of the
					NE1/4SW1/4 tying North and East of the road;
36-4-4.03	ENC-225		358.86	100.00	South 30 acres of the
36-4-4.03	ENC-226				SW1/4NE1/4; SE1/4; SE1/4SW1/4;
36-4-4.03	ENC-227				East 3/4 SE1/4NW1/4; A portion of the
36-4-4.03	ENC-228				NE1/4SW1/4, described as follows: beginning
36-4-4.03	ENC-230				at the NE comer of said NE1/4SW1/4, thence
36-4-4.03	ENC-230E				West along the North line of said NE1/4SW1/4
					to an existing fence, thence south along said
					fence line to the point of intersection of said
					fence line with the North line of the
					Mt. Vernon-Shawneetown Road, thence in
					a Southeasterly direction along the North
					boundary line of said road to the intersection
					of the North line of said road with the East
					line of said NE1/4SW 1/4; thence North along
					East line of said NE1/4SW1/4 to the point
					of beginning; N 1/2SW 1/4SW 1/4;
36-4-4.04	ENC-229(w)		15.00	25.00	15 acres in the NE1/4SW1/4 lying Southwest
					of the Mt. Vemon-Shawneetown Road (See
					ENCW-229)
36-4-4.05	ENC-2308		20.00	50.00	S1/2SW1/4SW1/4

PAGE 51 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

4-4-4.0	ICOR-1		50.00	100.00	The SE1/43E1/4; S1/2NE1/4SE1/4
					of Section4, Township 4 South,
					Range 4 East, Jefferson County, Illinois

					The following portion of Section 4,
					Township 5 South, Range 3 East,
					Franklin County, Illinois:
4-5-3.01	ENC-9		39.06	100.00	Part of the NE1/4NW1/4 described as:
4-5-3.01	ENC-9A				Beginning at the SE corner of said
					quarter quarter section thence North 31 poles,
					thence West 52 poles, thence South 31 poles,
					thence East 52 poles to the POB;
					N1/2SE1/4NW 1/4;
					N1/2S1/2SE1I4NW 1/4

					The following portions of Section 4; .
					Township 5 South, Range 4 East,
					Franklin County, Illinois: ’
4-5-4.01	ENC-259D		4.44	100.00	Part of the NE1/4NWI/4 lying West of the
					center of the public road known as Frisco Rd.
4-5-4.02	ENC-250		352.38	100.00	SE1/4NW1/4, W1/2NEI/4; N314E1/2NE1/4;
4-5-4.02	ENC-251				SW1/4SE1/4; W1/2NW1/4SE1/4;
4-5-4.02	ENC-251A				E1I2SWI/4; S1/2SWI/4 except the
4-5-4.02	ENC-251B				partial interest
4-5-4.02	ENC-255				described as Parcel 4.04 below;
4-5-4.02	ENC-256
4-5-4.02	ENC-257
4-5-4.02	ENC-258
4-5-4.02	ENC-259
4-5-4.02	ENC-259A
4-5-4.03	ENC-252		17.97	75.00	S1/2SE1/4NEl14;
4-5-4.04	ENC-259B		1.50	83.30	1-1/2 acres in the SW1/4SW1/4 lying West
					of the centerline.of the Benton and
					Belle Rive public road

PAGE 52 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

4-5-5.01	ENC-516		251.44	100.00	All of Section 4, Township 5 South,
4-5-5.01	ENC-517				Range 5 East, Hamilton County, Illinois,
4-5-5.01	ENC-518				less and except 1 acre in the SW
4-5-5.01	ENC-518A				corner thereof, and less and except those
4-5-5.01	ENC-518B				partial interests described below:
4-5-5.01	ENC-518C
4-5-5.01	ENC-519
4-5-5.01	ENC-521A
4-5-5.01	ENC-521C
4-5-5.01	ENC-521D
4-5-5.01	ENEX-2
4-5-5.02	ENC-515		89.00	94.44	S1/2NW1/4;
4-5-5.03	ENEX-2		79.00	100.00	(See above)
4-5-5.04	ENEX-2		40.00	100.00	(See above)
4-5-5.05	ENEX-2		40.00	100.00	(See above)
4-5-5.06	ENC-520		80.00	50.00	N1/2SE1/4
4-5-5.07	ENC-521		80.00	100.00
4-5-5.07	ENC-521B

4-6-5.01	ENC-722		439.16	100.00	The following portions of Section-4,
4-6-5.01	ENC-724				Township 6 South. Range 5 East,
4-6-5.01	ENC-725	..			Hamilton County, Illinois: ’
4-6-5.01	ENC-729				51/2; S1/2NW1/4; NW1/4NW1/4
4-6-5.01	ENC-730
4-6-5.01	ENC-731
4-6-5.01	ENC-732
4-6-5.01	ENC-733
4-6-5.01	ENC-734
4-6-5.01	ENC-735
4-6-5.01	ENC-735A
4-6-5.02	ENC-735B				W1/2NEI/4NW1/4;
4-6-5.03	ENC-723				E1/2NE1/4NW1/4;
4-6-5.04	ENC-726		38.15	100.00	NW1l4NE1/4;
4-6-5.05	ENC-727		76.31	937.5	W1/2NE1/4;
4-6-5.06	ENC-728		38:15	94.55	SW1/4NE1/4

PAGE 53 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

The following portions of Section 5,
Township 5 South, Range 4 East,
Franklin County, Illinois:
5-5-4.01	ENC-260	`	69.46	50.00	N1/2NW1/4;
5-5-4.02	ENC-262		59.49	100.00	NW1/4NE1/4; the North 26.4 acres
5-5-4.02	ENC-263				of the SW 1/4NE1/4;
5-5-4.03	ENC-264		56.00	100.00	NE1/4SW1/4; and the South 16 acres of
NW 1/4SE1/4;
5-5-4.03	ENC-264B
5-5-4.03	ENC-268
5-5-4.03	ENC-269
5-5-4.04	ENC-267		40.00	50.00	SW 1/4SE1/4; the West 6 acres of the
SE1/4SE1/4;
5-5-4.05	ENC-259C		33.63	100.00	SE1/4SE1/4 less and except the West
5-5-4.05	ENC-266				6 acres described above and less and
5-5-4.05	ENC-271A				except 0.37 acre in the SW corner
5-5-4.05	ENC-271B				of the SE1/4SE1/4SE1/4 (See ENC-271 E)
5-5-4.05	ENC-271 C
5-5-4.05	ENC-271 D

5-5-5.01	ENC-522		639.00	100.00	All of Section 5, Township 5 South,
5-5-5.01	ENC-523				Range 5 East; Hamilton County,
	ENC-523A				Illinois, less and except 1 acre in the
5-5-5.01	ENC-523C				Southeast comer thereof
5-5-5.01	ENC-523E
5-5-5.01	ENC-524
5-5-5.01	ENC-525
5-5-5.01	ENC-526
5-5-5.01	ENC-527
5-5-5.01	ENC-528
5-5-5.01	ENC-529
5-5-5.01	ENC-530
5-5-5.01	ENEX-2

PAGE 54 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

All of Section 5, Township 6 South,
Range 5 East, Hamilton County, Illinois,
described as follows:
5-6-5.01	ENC-755B		9.52	92.10	NW1/4NW1/4NW1/4;
5-6-5.02	ENC-736		519.51	100.00	All of said Section 5 except those
5-6-5.02	ENC-737				partial interests described as Parcel 5.01
5-6-5.02	ENC-738				above and Parcel 5.03, 5.04 and 5.05 below;
5-6-5.02	ENC-739
5-6-5.02	ENC-740
5-6-5.02	ENC-741A
5-6-5.02	ENC-742
5-6-5.02	ENC-743
5-6-5.02	ENC-744
5-6-5.02	ENC-744A
5-6-5.02	ENC-745
5-6-5.02	ENC-746
5-6-5.02	ENC-747
5-6-5.02	ENC-748
5-6-5.02	ENC-749
5-6-5.02	ENC-750
5-6-5.02	ENC-751
5-6-5.02	ENC-762
5-6-5.02	ENC-753
5-6-5.02	ENC-754
5-6-5.02	ENC-755A
5-6-5.03	ENC-741		49.39	89.90	SW1/4NE1/4; South 11 acres, more or less,
of the NW 1/4NE11/4 (See ENC-741)
5-6-5.04	ENC-755		40.00	98.20	NW1/4SW1/4;
5-6-5.05	ENC-748		6.67	60.00	6.67 acres in the SE corner of the
SE1/4NE1/4SE1/4;

The following portions of Section 6;
Township 5 South, Range 4 East,
Franklin County, Illinois:..
6-5-4.01	ENC-272		218.25	100.00	The North 28 acres of the NW1/4NW1/4;
6-5-4.01	ENC-273				E1/2NW1/4; NE1/4SW1/4;

PAGE 55 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

6-5-4.01	ENC-274				NW1/4NW1/4SE1/4; W1/2NW1/4SE1/4;
6-5-4.01	ENC-274A				NE1/4SE1/4
6-5-4.01	ENC-274B

All of Section 6, Township 5 South, Range
5 East, Hamilton County, Illinois,
described as follows:
6-5-5.01	ENC-531		545.82	100.00	All of said Section 6 except those
6-5-5.01	ENC-532				partial interests described as Parcels
6-5-5.01	ENC-533				5.02 and 5.03 below;
6-5-5.01	ENC-533A
6-5-5.01	ENC-534
6-5-5.01	ENC-535A
6-5-5.01	ENCW-34
6-5-5.01	ENEX-2
6-5-5.02	ENC-531A		61.50	50.00	NWIL4SE1/4; ENC-531A
6-5-5.03	ENC-535A		84.94	88.56	SE1/4SW1/4; SWIf4SE1/4

All of Section 6, Township 6 South;
Range 5 East of Hamilton County,
Illinois, described as follows:
6-6-5.01	ENC-756		532.74	100.00	All of said Section 6 except
6-6-5.01	ENC-757				those partial Interests described
6-6-5.01	ENC-758				as Parcels 5.02 to 5.05 below;
6-6-5.01	ENO-759
6-6-5.01	ENC-760
6-6-5.01	ENC-761			.
6-6-5.01	ENC-762
6-6-5.01	ENC-763
6-6-5.01	ENC-763A			..
6-6-5.01	ENC-764
6-6-5.01	ENC-765
6-6-5.01	ENC-766
6-6-5.01	ENC-767
6-6-5.01	ENC-768
6-6-5.01	ENC-770

PAGE 56 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

6-6-5.02	ENC-769		20.38	50.00	W1/2NE1/4SW1/4;
6-6-5.03	ENC-771		20.38	50.00	N1/2SW1/4SW1/4:
6-6-5.04	ENC-773		40.76	93:89	SE1/4SW 1/4
6-6-5.05	ENC-772		20.38	100.00	S1/2SW1/4SW1/4;

					The following portions of Section 7,
					Township 5 South, Range 4 East,
					Franklin County, Illinois:
7-5-4.01	ENC-276		86.65	16.66	S1/2NW1/4;
7-5-4.02	ENC-277A		120.00	52.30	SW1/4NE1/4; E1/2NW1/4SE1/4;
					NE1/4SE1/4; E1/2SE1/4SE1/4;
7-5-4.03	ENC-276A		137.82	50.00	W1/2SW1/4; S1/2SE1/4SW1/4;
7-5-4.04	ENC-277		58.69	92.06	SW1/4SE1/4

7-5-5.01	ENC-539		549.11	100.00	All of Section 7, Township 5 South,
7-5-5.01	ENC-541				Range 5 East,-Hamilton County;
7-5-5.01	ENC-541A				Illinois, described as follows:
7-5-5.01	ENC-541B	.			E1/2 and the W1/2 except those partial
7-5-5.01	ENC-541C				interests described as
7-5-5.01	ENC-541D				Parcels 5.02 and 5:03 below;
7-5-5.01	ENC-542
7-5-5.01	ENC-542A
7-5-5.01	ENC-543
7-5-5.01	ENC-544
7-5-5.01	ENC-545
7-5-5.01	ENC-5458
7-5-5.01	ENC-545C
7-5-5.01	ENEX-2
7-5-5.02	ENEX-2		0.01	50.00	.009 acre In the NE1/4NE1/4NE1/4
					(See ENG545A)
7-5-5.03	ENC-546		44.04	88.56	NE1/4NW1/4’
7-5-5.03	ENEX-2	•
7-5-5.04	ENC-540		85.66	100.00	(See above)
7-5-5.04	ENEX-2	-

PAGE 57 OF EXHIBIT A TO ILLINOIS COAL LEASE

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Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

7-6-5.01	ENC-774		521.35	100.00	All of Section 7, Township 6 South,
7-6-5.01	ENC-775				Range 5 East, Hamilton County, Illinois,
7-6-5.01	ENC-776A				except the partial interest described as
7-6-5.01	ENC-7768				Parcel 5.02 below; and
7-6-5.01	ENC-777
7-6-5.01	ENC-778
7-6-5.01	ENC-779
7-6-5.01	ENC-780
7-6-5.01	ENC-781
7-6-5.01	ENC-782
7-6-5.01	ENC-783
7-6-5.01	ENC-783A
7-6-5.01	ENC-783B
7-6-5.02	ENC-776		120.69	83.33	SE1/4NW1/4; E1/2SW1/4

8-5-3.01	ENC-37		20.00	100.00	The E1/2SW 1/4SE1/4 of Section 8;
Township 5 South, Range 3 East,
Franklin County, Illinois

All of Section 8, Township 5 South,
Range 4 East, Franklin County, Illinois,
except the partial interest described
as Parcel 4.03 below;
8-5-4.01	ENC-278		30.00	100.00	(See above)
8-5-4.01	ENC-278A
8-5-4.02	ENC-279		29.92	100.00	(See above)
8-5-4.02	ENC-279A
8-5-4.02	ENC-279B
8-5-4.02	ENC-279C
8-5-4.02	ENC-279D
8-5-4.02	ENC-281
8-5-4.03	ENC-277A		40.00	52.30	NE1/4SW1/4
8-5-4.04	ENC-282		120.00	100.00	(See above)

8-5-5.01	ENC-547		639.98	100.00	All of Section 8, Township 5 South,

PAGE 58 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

8-5-5.01	ENC-548				Range 5 East, Hamilton County,
8-5-5.01	ENC-548A				Illinois.
8-5-5.01	ENC-5488
8-5-5.01	ENC-548C			.
8-5-5.01	ENC-546D
8-5-5.01	ENC-549
8-5-5.01	ENC-550			.
8-5-5.01	ENC-551
8-5-5.01	ENC-551A
8-5-5.01	ENC-551 B
8-5-5.01	ENC-552	.
8-5-5.01	ENC-552A
8-5-5.01	ENC-552C	’
8-5-5.01	ENEX-2

Those portions of Section 8, Township
Township 6 South, Range 5 East,
Hamilton County, Illinois, described as
follows:
8-6-5.01	ENC-784		40.00	97.14	NW1/4NW1/4;
8-6-5.02	ENC-784A		20.00	99.30	N1/2NE1/4NW1/4
8-6-5.03	ENC-785		520.00	100.00	E1/2; S1/2NE1/4NW1/4; S1/2NW1/4;
8-6-5.03	ENC-786				W 1/2SW 1/4; W1/2NE1/4SW 1/4;
8-6-5.03	ENC-787
8-6-5.03	ENC-788
8-6-5.03	ENC-789
8-6-5.03	ENC-790
8-6-5.03	ENC-790A
8-6-5.03	ENC-791
8-6-5.03	ENC-792
8-6-5.03	ENC-794
8-6-5.03	ENC-795
8-6-5.04	ENC-793		60.00	90.83	E1/2NE1/4SW1/4; SE1/4SW1/4.

PAGE 59 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

9-4-4.0l	ICOR-1		75.37	50.00	That portion of the E1/2SW1/4 lying.
					Southwest of Shawneetown Road,
					Section 9, Township 4 South,
					Range 4 East;
					Jefferson County, Illinois.

					The following portions of Section 9,
					Township 5 South, Range 3 East,
					Franklin County, Illinois:
9-5-3.01	ENC-38		40.00	100.00	NW1/4NW1/4;
9-5-3.02	ENC-39		20.00	100.00	South 10 acres of the E314SE1/4NE1/4;
9-5-3.02	ENC-40A				West 10 acres of the SE1/4NE1/4
9-5-3.03	ENC-41		30.00	100.00	S1/2SW 1/4SE1/4;
9-5-3.03	ENC-43				NW1/4SW1/4SE1/4
9-5-3.04	ENEX-1		10.00	50.00	NE1/4SW1/4SE1/4

9-5-4.01	ENC-283		535.00	100.00	All of Section 9, Township 5 South,
9-5-4.01	ENC-284				Range 4-East, Franklin County,
9-5-4.01	ENC-264A				Illinois; except the N1/2SW1/.4 and
9-5-4.01	ENC-285				the South 25 acres of the
9-5-4.01	ENC-286	-		-.	SW1/4SW1/4
9-5-4.01	ENC-287
9-5-4.01	ENC-288			-
9-5-4.01	ENC-289
9-5-4.01	ENC-290
9-5-4.01	ENG290A

9-5-5.01	ENEX-2		40.00	100.00	All of Section 9, Township 5 South,
9-5-5.02	ENEX-2		60.00	100.00	Range 5 East, Hamilton County, Illinois,
9-5-5.03	ENC-553		499.24	100.00	less and except a parcel of land in the
9-5-5.03	ENC-553A				N1/2NW1/4SW1/4 and the S1/2SW1/4NW1/4
9-5-5.03	ENC-554				beginning at the NW corner of the SW 1/4,
9-5-5.03	ENC-555				thence East 31 rods to the point of beginning,
9-5-5.03	ENC-555A				thence North 4 rods, thence East 6 rods,
9-5-5.03	ENC-555B				thence South 7 rods, thence West 6 rods,
9-5-5.03	ENC-555C				thence North 3 rods to the point of beginning

PAGE 60 OF EXHIBIT A TO ILLINOIS COAL LEASE

EXHIBIT A

TO ILLINOIS COAL LEASE

Identifier	Tract Symbol	Recording Information	Gross Acres	Percent Coal Total	Description

9-5-5.03	ENC-555D
9-5-5.03	ENC-556
9-5-5.03	ENC-557
9-5-5.03	ENC-558
9-5-5.03	ENC-559
9-5-5.03	ENC-559A
9-5-5.03	ENC-5596
9-5-5.03	ENEX-2
9-5-5.04	ENEX-2		40.50	100.00

9-6-5.01	ENC-796		640,00	100.00	All of Section 9, Township 6 South,
9-6-5.01	ENC-797				Range 5 East.
9-6-5.01	ENC-798				Hamilton County, Illinois.
9-6-5.01	ENC-799
9-6-5.01	ENC-800
9-6-5.01	ENC-801
9-6-5.01	ENC-802
9-6-5.01	ENC-803
9-6-5.01	ENC-803A
9-6-5.01	ENC-803B
9-6-5.01	ENC-804
9-6-5.01	ENC-805
9-6-5.01	ENC-806
9-6-5.01	ENC-807
9-6-5.01	ENC-808			;
9-6-5.01	ENC-809
9-6-5.01	ENC-809A
9-6-5.01	ENC-810

		TOTAL ACERAGE	58,224.49

PAGE 61 OF EXHIBIT A TO ILLINOIS COAL LEASE

TVA Coal Ownership
ENCA and Eads Mine Reserves

EXHIBIT B

Coal Rights

Scanned Base Data

County, City

Section/twnshp,range

Transportation

1 0 1 2 Miles

Map Produced by TVA, GI&E, Norris, TN
February 6, 2002
Apr: K:\mh_dems\avviews\minerals_rights_8x11.apr